GLOBAL ASSET MANAGEMENT

                                 GAM FUNDS, INC.


GAM Funds, Inc. (the "Company") is a diversified open-end management investment company which offers investors the opportunity to invest in several different portfolios investing primarily in equity securities--GAM Global Fund, GAM International Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM Asian Capital Fund, GAM Europe Fund, GAM North America Fund and GAMerica Capital Fund (the "Funds").


                                      PROSPECTUS


                                 DATED APRIL 30, 1996
                               AMENDED NOVEMBER 30, 1996



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED COMMENT UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus sets forth concisely information a prospective investor should know about each GAM Fund before investing. Investors are advised to read and retain this Prospectus for future reference. The Company has filed a Statement of Additional Information, dated April 30, 1996, amended November 30, 1996, with the Securities and Exchange Commission. Such Statement is incorporated by reference in this Prospectus, and is available without charge upon request at the address and telephone numbers indicated below.

                                 GAM FUNDS, INC.
                    135 East 57th Street, New York,, NY 10022
                     Tel: (800) 426-4685 Fax: (212) 407-4684
                             Internet: info@gam.com


                                                                            GAM

--------------------------------------------------------------------------------
                                   Table of Contents
--------------------------------------------------------------------------------

Summary....................................................................... 2
Financial Highlights.......................................................... 8
Investment Objectives and Policies and Risk Considerations................... 19
Purchase of Shares........................................................... 28
Redemption of Shares......................................................... 33
Exchanges.................................................................... 35
Net Asset Value, Dividends and Taxes......................................... 36
Management of the Funds...................................................... 37
Description of Shares........................................................ 41
Additional Information....................................................... 42
Purchase Application................................................. Back Cover

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

Each Fund seeks long-term capital appreciation by investing primarily in equity securities. There is no assurance that each of the Funds will achieve its investment objective.


GAM GLOBAL FUND--Investing primarily in securities of companies in the United States, Europe, the Pacific Basin and Canada.

GAM INTERNATIONAL FUND--Investing primarily in securities of companies in Europe, the Pacific Basin and Canada.

GAM PACIFIC BASIN FUND--Investing primarily in securities of companies in the Pacific Basin, including Japan, Hong Kong, Korea, Taiwan, Singapore, Thailand, Indonesia, Malaysia and Australia.

GAM JAPAN CAPITAL FUND--Investing primarily in securities of companies in Japan.

GAM ASIAN CAPITAL FUND--Investing primarily in securities of companies in Asia excluding Japan.

GAM EUROPE FUND--Investing primarily in securities of companies in Europe.

GAM NORTH AMERICA FUND--Investing primarily in securities of companies in the United States and Canada.

GAMERICA CAPITAL FUND--Investing primarily in securities of companies in the United States.


Each Fund may invest in debt securities if it is determined that long-term capital appreciation of debt securities may equal or exceed the return on equity securities. Each Fund may also enter into forward foreign exchange contracts, trade in options and futures contracts and engage in other investment practices as described in greater detail below under "Investment Objective and Policies".

PRINCIPAL RISKS


GAM International, Europe, Pacific Basin, Asian Capital and Japan Capital Funds will invest primarily in securities of foreign issuers, and GAM Global and North America Funds will invest in securities of foreign issuers as well as in securities of United States issuers. Generally, investments in securities of foreign issuers involve greater risks than investments in United States issuers. Securities of some foreign issuers are less liquid, and their prices more volatile, than securities of United States issuers. In some foreign countries there is a risk of political instability, expropriation, or other developments which may adversely affect a Fund's investments. Investments in securities denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates. Borrowing by the Funds, also known as leverage, will tend to exaggerate the effect on the net asset value of the Fund's shares of any increase or decrease in the market value of the Fund's assets. Trading in options and futures contracts and the purchase of higher yielding debt instruments also involves risks described below under "Risk Considerations".

INVESTMENT ADVISERS


GAM  International  Management  Limited is part of the Global  Asset  Management
(GAM) Group of companies, an international investment advisory organization with approximately $9.2 billion under management and offices or affiliates in Bermuda, New York, London, Zurich, Hong Kong, Singapore, Edinburgh, Dublin and the Isle of Man.


GAM International Management Limited        Tel:    011-44-(171) 493-9990
12 St James's Place                         Fax:    011-44-(171) 493-0715
London SW1A 1NX

Fayez Sarofim & Co., which acts as co-investment adviser for GAM North America Fund, is based in Houston, Texas and manages aggregate assets of approximately $30 billion.

Fayez Sarofim & Co.                         Tel:   (713) 654-4484
Suite 2907, Two Houston Center              Fax:   (713) 654-8184
Houston, TX 77010



TRANSFER AGENT

Chase Global Funds Services Company         Tel:   (617) 557-8000 x6610
73 Tremont Street                                  (800) 356-5740 (toll free)
Boston, Massachusetts 02108                 Fax:   (617) 557-8698

CUSTODIAN AND ADMINISTRATOR

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

AUDITORS

Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

ATTORNEYS

Coudert Brothers
1114 Avenue of the Americas
New York, New York 10036

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes annually all of its net investment income and net realized capital gains. Dividends and distributions may be reinvested automatically without a sales load.

EXCHANGE PRIVILEGE

Shares of each Fund may be exchanged without a sales load for shares of any other Fund.

MINIMUM INVESTMENT

$10,000 ($2,000 for IRA accounts)

SUBSEQUENT INVESTMENTS

$1,000 ($500 for IRA accounts)

OTHER FEATURES

Statement of Intention

Right of Accumulation

Redemptions or exchanges by telephone or facsimile

Automatic investment and systematic withdrawal plans

Information about how to purchase and redeem shares appears under "Purchase of Shares" and "Redemption of Shares." Purchases of shares may be subject to a sales load of up to 5% of the purchase price.

EXPENSES


------------------------------------------------------------------------------------------------------------------
                                                  INTERNATIONAL         GLOBAL         PACIFIC         EUROPE
                                                                                        BASIN
                                                   Cl. A     Cl. D  Cl. A   Cl. D   Cl. A   Cl. D   Cl. A   Cl. D


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)1                       5%      3.5%    5%      3.5%    5%      3.5%    5%      3.5%

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management Fees (after expense reimbursement)        1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%

12b-1 Fees 3,5                                       0.30%   0.40%   0.30%   0.40%   0.30%   0.40%   0.30%   0.40%
--------------

Other Expenses 4                                     0.57%   0.82%   1.16%   1.41%   0.98%   1.23%   1.12%   1.37%

Total Fund Operating Expenses 5                      1.87%   2.22%   2.46%   2.81%   2.28%   2.63%   2.42%   2.77%
                                                     ====    ====    ====    ====    ====    ====    ====    ====

------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                                      North            Japan          GAMerica          Asian
                                                     America          Capital         Capital          Capital


                                                   Cl. A   Cl. D   Cl. A    Cl. D   Cl. A   Cl. D   Cl. A   Cl. D
SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a
percentage of offering price)1                          5%    3.5%      5%    3.5%      5%    3.5%      5%    3.5%

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
  assets)

Management Fees
(after expense reimbursement)2                       0.71%   0.71%      0%      0%      0%      0%   0.16%   0.16%

12b-1 Fees 3,5                                       0.30%   0.40%   0.30%   0.40%   0.30%   0.40%   0.30%   0.40%
--------------

Other Expenses 4                                     2.27%   2.52%   3.61%   3.86%   3.73%   3.98%   2.95%   3.20%

Total Fund Operating Expenses 5                      3.28%   3.63%   3.91%   4.26%   4.03%   4.38%   3.41%   3.76%
                                                     ====    ====    ====    ====    ====    ====    ====    ====


------------------------------------------------------------------------------------------------------------------

Class D shares are currently available only for GAM International Fund, GAM Global Fund and GAM Pacific Basin Fund. Class D shares may become available for other Funds in the future. Expenses for the Class D shares not yet offered are estimated.

EXAMPLE (5)

------------------------------------------------------------------------------------------------------
                                             INTERNATIONAL     GLOBAL       PACIFIC       EUROPE
                                                                             BASIN

                                             Cl. A  Cl. D  Cl. A  Cl. D  Cl. A  Cl. D  Cl. A    Cl. D
You would pay the following
 expenses on a $1,000 investment,
 assuming (1) 5% annual return and
 (2) redemption at the end of the
 period:


1 Year                                        $ 68   $ 57   $ 74   $ 62   $ 72   $ 61   $ 73   $ 62

3 Year                                        $106   $102   $123   $119   $118   $114   $122   $118

5 Year                                        $146   $150   $174   $178   $166   $170   $173   $176

10 Year                                       $258   $281   $316   $338   $298   $321   $312   $334

------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                   North          Japan       GAMerica       Asian
                                                  America        Capital      Capital       Capital


                                                Cl. A  Cl. D  Cl. A  Cl. D  Cl. A  Cl. D  Cl. A  Cl. D
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual
return and (2) redemption at the end of the
period:


1 Year                                           $ 81   $ 70   $ 87   $ 76   $ 88   $ 77   $ 83   $ 72

3 Year                                           $146   $142   $163   $160   $167   $163   $150   $146

5 Year                                           $213   $216   $241   $243   $246   $249   $219   $222

10 Year                                          $390   $410   $442   $455   $452   $460   $401   $414

------------------------------------------------------------------------------------------------------



The preceding table is included to help investors understand the various costs and expenses that will be incurred either directly by investors or indirectly by each Fund. The information provided assumes reinvestment of dividends and that the percentage amounts listed under "Total Fund Operating Expenses" remain the same each year. The table and the example should not be considered a representation of past or future expenses since actual expenses may be more or less than those shown and the size of each Fund may vary.


NOTES TO TABLE


1 The sales load will be reduced for investments of $100,000 or more and may be waived for certain investors, as described below under "Purchase of Shares--Offering Price". Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge of up to 1% will be imposed on such investments at the time of redemption, if the redemption occurs within two years after the date of purchase.





2 In the absence of the expense reimbursement, the management fee for GAM North America Fund, GAM Japan Capital Fund, GAMerica Capital Fund, and GAM Asian Capital Fund would be 1.0%, resulting in total expenses of 3.57% and 3.92% for GAM North America Class A and D shares, respectively; 4.91% and 4.26% for GAM Japan Capital Class A and D shares, respectively; 5.03% and 5.38% for GAMerica Capital Class A and D shares, respectively; and 4.25% and 4.60% for GAM Asian Capital Fund Class A and D shares, respectively.

3 12b-1 fees for Class D shares were introduced in 1995. Series offering Class D shares may pay up to 0.50% annually pursuant to the 12b-1 Plan. GAM Services Inc., the Fund's Distributor, has agreed to collect only 0.40% through December 31, 1996. 12b-1 fees for Class A shares were introduced effective October 9, 1996. Total expenses for Class A shares have been restated to reflect adoption of the Class A 12b-1 Plan.



4. Other expenses include custodian, transfer agent, administrative, legal and accounting fees and expenses. Certain administrative expenses were introduced in 1995. The Funds' expense ratios may be higher than those of most registered investment companies since the cost of maintaining custody of foreign securities is higher than those for most domestic funds and the rate of the advisory fee paid by each Fund exceeds that of most registered investment companies. These expenses are estimated for the Class D shares of all funds other than GAM International, GAM Global and GAM Pacific Basin Funds which have not yet commenced operations.


5. 12b-1 Fees, Total Fund Operating Expenses and the Example for Class A shares have been restated to reflect adoption by the Funds, effective October 9, 1996, of a 12b-1 Plan of Distribution for Class A shares, providing for payments of 0.30% annually of the average daily net assets represented by Class A shares of each Fund.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following tables containing selected financial information for the Funds have been audited by McGladrey & Pullen, LLP, certified public accountants, for the periods indicated in their report, which is incorporated by reference, and which appears in the 1995 Annual Report to Shareholders of the Funds. Class D shares were offered commencing September 5, 1995. Copies of the Annual Report will be provided at no charge upon request.

---------------------------------------------------------------------------------------------------------------
GAM INTERNATIONAL FUND
                                                                 FOR THE PERIODS
                                  01-Jan-95    05-Sep-95+      01-Jan-94     01-Jan-93  01-Jan-92   01-Jan-91
                                  to           to              to            to         to          to
                                  31-Dec-95    31-Dec-95       31-Dec-94     31-Dec-93  31-Dec-92   31-Dec-91
                                  Class A      Class D         Class A       Class A    Class A     Class A
PER  SHARE  OPERATING  PERFORMANCE
(for  a  share  outstanding
 throughout  the
 period)***

Net asset value
 Beginning of period               $17.21        $20.46       $23.90        $14.56        $14.86        $12.87
                                   ------        ------       ------        ------        ------        ------
Income from investment operations
Net investment income                0.52          0.10         0.34          0.25          0.71          0.36
Net realized and unrealized
 gain/(loss) on investments          4.64          1.78        (2.58)        10.38         (0.28)         1.64
                                   ------        ------       ------         -----        ------         -----
Total from investment operations     5.16          1.88        (2.24)        10.63          0.43          2.00
                                   ------        ------       ------         -----        ------         -----
Less distributions
Dividends from net investment
 income                             (0.47)        (0.46)       (0.66)        (0.34)        (0.43)        (0.01)
Distributions from net realized
 gain                               (0.53)        (0.53)       (3.79)        (0.95)        (0.30)          --
                                   ------        ------       ------        ------        ------           --
Total distributions                 (1.00)        (0.99)       (4.45)        (1.29)        (0.73)        (0.01)
                                   ------        ------       ------        ------        ------        ------
Net asset value
 End of period                     $21.37        $21.35       $17.21        $23.90        $14.56        $14.86
                                   ======        ======       ======        ======        ======        ======
TOTAL RETURN
 (without deduction of sales load)  30.09%       **9.26%      (10.23%)       79.96%         3.08%        15.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000
 omitted)                         $560,234        $8,714     $158,336       $80,776      $41,032       $40,355
Ratios to average net assets:
 Expenses                            1.57%        *2.22%        1.60%         1.99%         2.03%         2.11%
 Net investment income               3.89%        *1.90%        2.74%         2.28%         4.85%         3.25%
Portfolio turnover rate             34.97%        34.97%      110.48%        98.45%       109.16%       160.67%
BANK LOANS
Amount outstanding at end of
 period (000 omitted)
                                       --            --           --        $9,557        $2,743            --
Average amount of bank loans
 outstanding during the period
 (000 omitted)                         --            --           --        $2,042          $901            --
Average number of shares
 outstanding during the period
(monthly average) (000 omitted)        --            --           --           270           279            --
Average amount of debt per share
 during the period                     --            --           --         $7.56         $3.23            --
---------------------------------------------------------------------------------------------------------------

*Annualized
**Not annualized

--------------------------------------------------------------------------------

                                                                                       FOR THE PERIODS
                                                          01-Jan-90     01-Jan-89     01-Jan-88        01-Jan-87        01-Jan-86
                                                          to            to            to               to               to
                                                          31-Dec-90     31-Dec-89     31-Dec-88        31-Dec-87        31-Dec-86
                                                          Class A       Class A       Class A          Class A          Class A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)***
Net asset value Beginning of period                       $17.02        $14.81        $13.29           $21.91           $15.92
                                                          ------        ------        ------           ------           ------
Income from investment operations
Net  investment income                                      0.17          0.03          0.04             0.11             0.13
Net realized and unrealized
gain/(loss) on investments                                 (1.41)         3.21          2.72             2.38             7.10
                                                          ------        ------        ------           ------             ----
Total from investment operations                           (1.24)         3.24          2.76             2.49             7.23
                                                          ------        ------        ------           ------             ----
Less distributions
Dividends from net investment income                         --            --          (0.06)           (0.23)              --
Distributions from net realized gains                      (2.91)        (1.03)        (1.18)          (10.88)           (1.24)
                                                          ------        ------        ------           ------           ------
Total distributions                                        (2.91)        (1.03)        (1.24)          (11.11)          (1.24)
                                                          ------        ------        ------           ------           ------
Net asset value End of period                             $12.87        $17.02        $14.81           $13.29           $21.91
                                                           =====        ======        ======           ======           ======
TOTAL RETURN
(without deduction of sales load)                         (7.30%)        22.46%        21.51%           12.05%           47.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                  $23,450       $20,537       $19,638          $21,167         $24,987
Ratios to average net assets:
Expenses                                                    2.30%         2.74%         2.76%            2.23%           1.81%
Net investment income                                       1.32%         0.19%         0.27%            0.38%           0.66%
Portfolio turnover rate                                   253.89%        32.52%        22.86%           79.58%          81.50%

BANK LOANS
Amount outstanding at end of period (000 omitted)             --            --            --               --              --
Average amount of bank loans outstanding during the
period (000 omitted)                                          --            --            --               --              --
Average number of shares outstanding during the period
(monthly average) (000 omitted)                               --            --            --               --              --
Average amount of debt per share during the period            --            --            --               --              --

--------------------------------------------------------------------------------
*** Per share  amounts  for years  ended  prior to  December  31, 1995 have been restated  to  reflect a  10-for-1  stock  split  effective  December  19,  1995
+   Commencement of offering

--------------------------------------------------------------------------------

                                                                                      FOR THE PERIODS
GAM GLOBAL FUND                                           01-Jan-95    05-Sep-95+    01-Jan-94   01-Jan-93  01-Jan-92   01-Jan 91
                                                          to           to            to          to         to          to
                                                          31-Dec-95    31-Dec-95     31-Dec-94   31-Dec-93  31-Dec-92   31-Dec-91
                                                          Class A      Class D       Class A     Class A    Class A     Class A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)***
Net asset value
 Beginning of period                                      $10.60       $13.46        $17.92      $10.33     $11.37      $10.28
                                                          ------       ------        ------      ------     ------      ------
Income from investment operations
Net  investment income                                      0.35           --          0.19        0.24       0.64        0.28
Net realized and unrealized
  gain/(loss) on investments
                                                            3.48         0.92         (2.94)       7.46      (1.15)       0.81
                                                          ------       ------        ------      ------     ------      ------
Total from investment operations                            3.83         0.92         (2.75)       7.70      (0.51)       1.09
                                                          ------       ------        ------      ------     ------      ------

Dividends from net investment income                       (0.30)       (0.28)        (0.49)      (0.11)     (0.28)         --
Distributions from net realized gains                      (0.62)       (0.62)        (4.08)         --      (0.25)         --
                                                          ------       ------        ------      ------     ------      ------
Total distributions                                        (0.92)       (0.90)        (4.57)      (0.11)     (0.53)         --
                                                          ------       ------        ------      ------     ------      ------
Net asset value End of period                            $ 13.51       $13.48        $10.60      $17.92     $10.33      $11.37
                                                           =====       ======        ======      ======     ======      ======
TOTAL RETURN
(without deduction of sales load)                          36.25%      **6.97%       (16.15%)     75.30%     (4.65%)      10.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                  $26,161         $295       $19,940      $33,416   $19,763      $23,990
Ratios to average net assets:
Expenses                                                    2.16%       *2.81%         2.29%        2.68%     2.37%       2.33%
Net investment income/(loss)                                2.96%      *(0.09%)        0.91%        1.88%     5.25%       2.20%
Portfolio turnover rate                                    60.18%       60.18%       123.33%      106.73%   118.41%     180.52%
BANK LOANS
Amount outstanding at end of period (000 omitted)             --           --            --       $2,165    $9,010          --
Average amount of bank loans outstanding during the
period (000 omitted)                                          --           --            --       $2,600    $1,401          --
Average number of shares outstanding during the period
(monthly average) (000 omitted)                               --           --            --          178       213          --
Average amount of debt per share during the period            --           --            --       $14.77     $6.59          --

--------------------------------------------------------------------------------

                                                                                 FOR THE PERIODS
                                                01-Jan-90       01-Jan-89      01-Jan-88     01-Jan-87   ++28-May-86
                                                to              to             to            to            to
                                                31-Dec-90       31-Dec-89      31-Dec-88     31-Dec-87     31-Dec-86
                                                Class A         Class A        Class A       Class A       Class A
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING
throughout the period)***

Net asset value Beginning of period             $13.14          $11.08         $9.26         $10.47        $10.00
                                                ------          ------         -----         ------        ------
Income from investment operations
Net  investment income                            0.06            0.04         (0.01)          0.12         (0.01)
Net realized and unrealized
gain/(loss) on investments                       (1.54)           2.56          2.25          (0.38)         0.48
                                                ------          ------         -----         ------         -----
Total from investment operations                 (1.48)           2.60          2.24          (0.26)         0.47
                                                ------          ------         -----         ------         -----

Dividends from net investment income               --            (0.03)           --          (0.12)           --
Distributions from net realized gains            (1.38)          (0.51)        (0.42)         (0.83)           --
                                                ------          ------         -----         ------        ------
Total distributions                              (1.38)          (0.54)        (0.42)         (0.95)           --
                                                ------          ------         -----         ------            --
Net asset value End of period                   $10.28          $13.14        $11.08          $9.26        $10.47
                                                ======          ======        ======         ======        ======
Total return
(without deduction of sales load)               (11.26%)         24.20%        25.04%        (2.47%)       **4.69%
Ratios/supplemental data:
Net assets, end of period (000 omitted)        $23,577         $22,794       $17,805       $18,229        $15,727
Ratios to average net assets:
Expenses                                          2.45%           2.68%         2.94%         2.09%         *2.72%
Net investment income(loss)                       0.58%           0.36%        (0.05%)        0.90%        *(0.19%)
Portfolio turnover rate                         250.46%          31.28%        34.09%        67.35%          0.00%
Bank Loans                                                                                                  $0.72
Amount outstanding at end of
 period (000 omitted)                               --              --            --        $1,900            --
Average amount of bank loans
 outstanding during the
period (000 omitted                                 --              --            --          $158            --
Average number of shares Outstanding
 during the period
(monthly average) (000 omitted)                     --              --            --           220            --
Average amount of debt per share during
 the period                                         --              --            --         $0.72            --

--------------------------------------------------------------------------------


*    Annualized
**   Not annualized
*** Per share amounts for periods ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995
+    Commencement of offering
++   Commencement of operations

--------------------------------------------------------------------------------

GAM PACIFIC BASIN FUND
                                                        For the Periods
                                     01-Jan-95   05-Sep-95+   01-Jan-94    01-Jan-93    01-Jan-92
                                            to          to           to           to           to
                                     31-Dec-95   31-Dec-95    31-Dec-94    31-Dec-93    31-Dec-92
                                       Class A     Class D      Class A      Class A      Class A
PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)***

Net asset value

    Beginning of period                  $17.62       $17.36       $19.20       $13.14       $13.77
                                         ------       ------       ------       ------       ------
Income from investment operations
Net investment
    income/(loss)                            --        (0.02)       (0.05)       (0.03)       0.01
Net realized and unrealized gain/(loss)
    on investments                         0.61         0.26         1.36         6.57       (0.06)
                                         ------       ------       ------       ------      ------

Total from investment operations           0.61         0.24         1.31         6.54       (0.05)
                                         ------       ------       ------       ------      ------

Less distributions
    Dividends from net
    investment income                        --           --           --        (0.04)      (0.09)
Distributions from net realized gains     (1.26)       (0.64)       (2.89)       (0.44)      (0.49)
                                         ------       ------       ------       ------      ------

Total distributions                       (1.26)       (0.64)       (2.89)       (0.48)      (0.58)
                                         ------       ------       ------       ------      ------

Net asset value
    End of period                        $16.97       $16.96       $17.62       $19.20      $13.14
                                         ======       ======       ======       ======      ======

TOTAL RETURN
    (without deduction of sales load)      4.50%      **2.35%        7.41%       51.52%      (0.37%)

RATIOS/SUPPLEMENTAL DATA:
Net assets,
    end of period
    (000 omitted)                       $53,944       $1,547      $48,527      $40,719     $28,206
Ratios to average net assets:
    Expenses                               1.98%       *2.63%        1.78%        1.93%       2.03%
    Net investment
    income/(loss)                         (0.07%)     *(1.49%)      (0.35%)      (0.29%)      0.09%
Portfolio turnover rate                   64.01%       64.01%       29.11%       91.07%      74.78%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        For the Periods
                                    01-Jan-91    01-Jan-90    01-Jan-89    01-Jan-88  ++06-May-87
                                           to           to           to           to           to
                                    31-Dec-91    31-Dec-90    31-Dec-89    31-Dec-88    31-Dec-87
                                      Class A      Class A      Class A      Class A      Class A
PER SHARE OPERATING PERFORMANCE
    (for a share outstanding
    throughout the period)***

Net asset value
    Beginning of period                $11.93       $14.21       $10.16        $8.25       $10.00
                                       ------       ------       ------       ------       ------
Income from investment operations
Net investment
    income/(loss)                        0.17        (0.04)       (0.22)       (0.41)       (0.19)
Net realized and unrealized gain/(loss)
    on investments                       1.81        (1.11)        4.61         2.32        (1.56)
                                       ------       ------       ------       ------       ------

Total from investment operations         1.98        (1.15)        4.39         1.91        (1.75)
                                       ------       ------       ------       ------       ------

Less distributions
    Dividends from net
    investment income                      --           --           --           --           --
Distributions from net realized gains    (0.14)      (1.13)       (0.34)          --           --
                                        ------       ------      ------       ------       ------

Total distributions                      (0.14)      (1.13)       (0.34)          --           --
                                        ------       ------      ------       ------       ------

Net asset value
    End of period                       $13.77       $11.93      $14.21       $10.16        $8.25
                                        ======       ======      ======       ======       ======

TOTAL RETURN
    (without deduction of sales load)    16.71%      (8.21%)      43.34%       23.21%   **(17.55%)

RATIOS/SUPPLEMENTAL DATA:
Net assets,
    end of period
    (000 omitted)                      $35,849      $20,811      $7,490       $4,341      $3,689
Ratios to average net assets:
    Expenses                              2.29%        3.74%       5.93%        5.92%      *6.80%
    Net investment
    income/(loss)                         0.78%       (0.31%)     (3.39%)      (3.29%)    *(4.47%)
Portfolio turnover rate                  78.80%      103.05%     152.89%      147.87%      83.53%
-------------------------------------------------------------------------------------------------


*    Annualized
**   Not annualized
*** Per share amounts for periods ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995
+    Commencement of offering
++   Commencement of operations

--------------------------------------------------------------------------------
GAM EUROPE FUND

                                                 For the Periods
                                   01-Jan 95   01-Jan-94    01-Jan-93    01-Jan-92    01-Jan-91   +01-Jan-90
                                          to          to           to           to           to           to
                                   31-Dec-95   31-Dec-94    31-Dec-93    31-Dec-92    31-Dec-91    31-Dec-90
                                     Class A     Class A      Class A      Class A      Class A      Class A

PER SHARE OPERATING PERFORMANCE
   (for a share outstanding
   throughout the period)**

Net asset value
   Beginning of period                 $8.66      $8.93        $7.34        $8.33        $8.39       $10.00
                                       -----     ------        -----        -----        -----        -----
Income from investment operations
Net investment income                   0.07          -         0.24         0.40         0.22       (0.02)
Net realized and unrealized
   gain/(loss) on investments           1.38     (0.27)         1.41       (0.78)       (0.28)       (1.59)
                                       -----     ------        -----        -----        -----        -----

Total from investment operations        1.45     (0.27)         1.65       (0.38)       (0.06)       (1.61)
                                       -----     ------        -----        -----        -----        -----

Less distributions
Dividends from net
   investment income                   (0.06)        -         (0.06)      (0.22)           -            -
Distributions from net realized gains  (0.01)        -             -       (0.39)           -            -
                                        -----   ------         -----       -----        -----        -----

Total distributions                    (0.07)        -         (0.06)      (0.61)           -            -
                                        -----   ------         -----       -----        -----        -----
Net asset value
   End of period                       $10.04    $8.66         $8.93       $7.34        $8.33        $8.39
                                        =====   ======         =====       =====        =====        =====

Total return
   (without deduction of sales load)   16.77%    (3.11%)       22.68%     (4.91%)       (0.70%)     (16.07%)

Ratios/supplemental data:
Net assets, end of period
   (000 omitted)                      $22,961  $32,233       $14,398     $17,264       $13,558      $9,186
Ratios to average net assets:
   Expenses                             2.12%    2.35%         2.64%       2.47%        2.76%         3.57%
   Net investment income                0.75%    0.06%         1.05%       5.06%        2.17%        (0.22%)
Portfolio turnover rate               145.16%   74.96%       181.51%      72.20%      232.55%       325.62%

Bank Loans
Amount outstanding at end of period
   (000 omitted)                            -        -        $1,860      $1,177            -           -
Average amount of bank loans
   outstanding during the period
   (000 omitted)                         $123        -           521         347            -           -
Average number of shares
   outstanding during the period
   (monthly average) (000 omitted)        390        -           168         240            -           -
Average amount of debt per share
   during the period                    $0.32        -         $3.10       $1.44            -           -

--------------------------------------------------------------------------------
*    Annualized
** Per share amounts for periods ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995
+    Commencement of operations

--------------------------------------------------------------------------------
GAM NORTH AMERICA FUND

                                                 For the Periods
                                   01-Jan 95   01-Jan-94    01-Jan-93    01-Jan-92    01-Jan-91   +01-Jan-90
                                          to          to           to           to           to           to
                                   31-Dec-95   31-Dec-94    31-Dec-93    31-Dec-92    31-Dec-91    31-Dec-90
                                     Class A     Class A      Class A      Class A      Class A      Class A

PER SHARE OPERATING PERFORMANCE
   (for a share outstanding
   throughout the period)**

Net asset value
   Beginning of period                 $9.14      $12.80       $13.63       $13.35       $10.21       $10.00
                                       -----      ------        -----        -----        -----        -----
Income from investment operations
Net investment income                      -        0.04         0.19         0.07         0.06       (0.22)
Net realized and unrealized
   gain/(loss) on investments           2.83        0.23       (0.46)         0.25         3.08         0.43
                                       -----      ------        -----        -----        -----        -----

Total from investment operations        2.83        0.27       (0.27)         0.32         3.14         0.21
                                       -----      ------        -----        -----        -----        -----

Less distributions
Dividends from net
   investment income                       -      (0.23)       (0.07)       (0.03)            -            -
Distributions from net realized gains (0.04)      (3.70)       (0.49)       (0.01)            -            -
                                       -----      ------        -----        -----        -----        -----

Total distributions                   (0.04)      (3.93)       (0.56)       (0.04)            -            -
                                       -----      ------        -----        -----        -----        -----
Net asset value
   End of period                      $11.93       $9.14       $12.80       $13.63       $13.35       $10.21
                                       =====      ======        =====        =====        =====        =====

Total return
   (without deduction of sales load)  30.90%       2.97%       (2.09)%        2.42%       30.69%        2.14%

Ratios/supplemental data:
Net assets, end of period
   (000 omitted)                     $5,981      $1,887       $3,289       $11,781      $12,290       $1,862
Ratios to average net assets:
   Expenses, net of reimbursement   ***2.98%    ***2.54%        2.10%        2.43%        2.96%    ***11.52%
   Net investment income/(loss)        0.01%       0.37%        0.69%        0.47%        0.45%      (5.49%)
Portfolio turnover rate                8.57%       3.00%        3.42%       20.38%        3.44%        0.00%

--------------------------------------------------------------------------------
*    Annualized
** Per share amounts for years ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995
*** In the absence of the expense reimbursement, expenses on an annualized basis would have represented 3.27%, 5.81% and 14.31% of the average net assets, respectively, for the years ended December 31, 1995, 1994 and 1990. Fayez Sarofim & Co. was appointed co-investment adviser of GAM North America Fund effective June 20, 1990.
+    Commencement of operations

--------------------------------------------------------------------------------
GAM JAPAN CAPITAL FUND
                                                 01-Jan-95    +01-Jul-94
                                                        to            to
                                                 31-Dec-95     31-Dec-94
                                                   Class A       Class A

PER SHARE OPERATING PERFORMANCE
   (for a share outstanding
   throughout the period)***

Net asset value
   Beginning of period                               $9.62        $10.00
                                                     -----        ------
Income from investment operations
Net investment income/(loss)                        (0.07)          0.02
Net realized and unrealized
   gain/(loss) on investments                         0.69        (0.40)
                                                     -----        ------
Total from investment operations                      0.62        (0.38)
                                                     -----        ------

Less distributions
Dividends from net investment
   income                                           (0.05)             -
Distributions from net realized gains               (0.03)             -
                                                     -----        ------

Total distributions                                 (0.08)             -
                                                     -----        ------
Net asset value
   End of period                                    $10.16         $9.62
                                                     =====        ======

Total return
   (without deduction of sales load)                 6.45%     **(3.77%)

Ratios/supplemental data:
Net assets, end of period (000 omitted)            $13,600        $9,406
Ratios to average net assets:
   Expenses, net of reimbursement                 ++ 3.61%        *2.19%
   Net investment income/(loss)                     (2.35%)        *0.70%
Portfolio turnover rate                            122.38%         7.02%
--------------------------------------------------------------------------------
*    Annualized
**   Not annualized
*** Per share amounts for periods ended prior to December 31, 1995 have been restated to reflect a 10-for-1 stock split effective December 19, 1995
+    Commencement of operations
++ In the absence of the expense reimbursement, for the period ended December 31, 1995, expenses on an annualized basis would have represented 4.61% of the average net assets.

--------------------------------------------------------------------------------
GAMERICA CAPITAL FUND
                                                +12-May-95
                                                        to
                                                 31-Dec-95
                                                   Class A

PER SHARE OPERATING PERFORMANCE
   (for a share outstanding
   throughout the period)

Net asset value
   Beginning of period                              $10.00
                                                     -----
Income from investment operations
Net investment income/(loss)                          0.07
Net realized and unrealized
   gain/(loss) on investments                         0.07
                                                     -----

Total from investment operations                      0.14
                                                     -----

Less distributions
Dividends from net investment
   income                                           (0.07)
Distributions from net realized gains               (0.04)
                                                     -----

Total distributions                                 (0.11)
                                                     -----
Net asset value
   End of period                                    $10.03
                                                     =====

TOTAL RETURN
   (without deduction of sales load)               **1.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)             $3,029
Ratios to average net assets:
   Expenses, net of reimbursement                 ++*3.73%
   Net investment income/(loss)                      *1.36
Portfolio turnover rate                             10.90%
--------------------------------------------------------------------------------
*    Annualized
**   Not annualized
+    Commencement of operations
++ In the absence of the expense reimbursement, for the period ended December 31, 1995, expenses on an annualized basis would have represented 4.73% of the average net assets.

--------------------------------------------------------------------------------
GAM ASIAN CAPITAL FUND
                                                +12-May-95
                                                        to
                                                 31-Dec-95
                                                   Class A

Per share operating performance
   (for a share outstanding
   throughout the period)

Net asset value
   Beginning of period                              $10.00
                                                     -----
Income from investment operations
Net investment income/(loss)                        (0.01)
Net realized and unrealized
   gain/(loss) on investments                       (0.42)
                                                     -----

Total from investment operations                    (0.43)
                                                     -----

Less distributions
Dividends from net investment
   income                                                -
Distributions from net realized gains               (0.04)
                                                     -----

Total distributions                                 (0.04)
                                                     -----
Net asset value
   End of period                                     $9.53
                                                     =====

Total return
   (without deduction of sales load)             **(4.25%)

Ratios/supplemental data:
Net assets, end of period (000 omitted)             $5,560
Ratios to average net assets:
   Expenses, net of reimbursement                 ++*3.11%
   Net investment income/(loss)                   *(0.17%)
Portfolio turnover rate                             17.01%
--------------------------------------------------------------------------------
*    Annualized
**   Not annualized
+    Commencement of operations
++ In the absence of the expense reimbursement, for the period ended December 31, 1995, expenses on an annualized basis would have represented 3.95% of the average net assets.

PERFORMANCE INFORMATION

     The Funds may advertise performance information representing each Fund's total retrn for the periods indicated. Total return includes changes in the net asset value of each Fund's shares and assumes reinvestment of all dividends and capital gains distributions. Total return therefore reflects the expenses of each Fund, but does not reflect any taxes due on dividends or distributions paid to shareholders. The Funds may advertise total return both before and after deduction of the sales load.

     Past results may not be indicative of future performance. he nvestment return and principal value of shares of each Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

     Comparative performance information may be used from time to time in advertising each Fund's shares. The performance of GAM Global Fund may be compared to the Morgan Stanley Capital International (MSCI) World Index. The performance of GAM International Fund may be compared to the MSCI Europe, Australia, Far East (EAFE) Index. The performance of GAM Pacific Basin Fund may be compared to the MSCI Pacific Index. The performance of GAM Asian Capital Fund may be compared to the MSCI Combined Far East Index ex Japan. The performance of GAM Japan Capital Fund may be compared to the Tokyo Stock Exchange Index. The performance of GAM North America Fund and GAMerica Capital Fund may be compared to the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. The performance of GAM Europe Fund may be compared to the MSCI Europe and Financial Times Actuaries World Indices--Europe. Each stock index is an unmanaged index of common stock prices, converted into U.S. dollars where appropriate. Any index selected by a Fund may not compute total return in the same manner as the Funds and may exclude, for example, dividends paid on stocks included in the index and brokerage or other fees. Additional information about the performance of each Fund is contained in its annual report to shareholders, which may be obtained without charge.
--------------------------------------------------------------------------------
           INVESTMENT OBJECTIVES AND POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

     Each Fund's investment objective is to seek long-term capital appreciation, although the Funds may also engage in short-term trading based upon changes affecting a particular company, industry, country or region or changes in general market, economic or political conditions. Generally, each Fund expects to achieve its objective by investing in equity securities (common and preferred stocks and warrants). However, if it is determined that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities, then a Fund may be substantially invested in debt securities of companies or governments and their agencies and instrumentalities. Such determination may be based on various circumstances, including, among others, anticipated changes in interest rates and bond ratings and the availability of discount bonds. In view of their investment objective, each Fund is not required to maintain any particular proportion of equity or debt securities in its portfolio. Any dividend or interest income realized by a Fund on its investments will be incidental to its goal of long-term capital appreciation.

     Each Fund has adopted a different investment policy relating to the geographic areas in which it will invest:

     GAM GLOBAL FUND may invest in securities issued by issuers in any country of the world, including the United States, and will normally invest in securities issued by companies in the United States, Canada, the United Kingdom, Continental Europe and the Pacific Basin, including Japan, Singapore, Malaysia, Hong Kong and Australia. Under normal market conditions, GAM Global Fund will invest in securities of companies in at least three different countries.


     GAM INTERNATIONAL FUND may invest in securities issued by companies in any country other than the United States and will normally invest in securities issued by companies in Canada, the United Kingdom, Continental Europe and the Pacific Basin, including Japan, Singapore, Malaysia, Hong Kong and Australia. Under normal market conditions, GAM International Fund will invest in securities of companies in at least three foreign countries. For temporary defensive purposes GAM International Fund may invest in debt securities of United States companies and the United States government and its agencies and instrumentalities.


     GAM PACIFIC BASIN FUND may invest primarily in securities of companies in the Pacific Basin, including Japan, Hong Kong, Singapore, Malaysia, Thailand, Vietnam, Indonesia, the Philippines, Korea, China, Taiwan, India, Australia and New Zealand. Under normal market conditions, at least 65% of the total assets of GAM Pacific Basin Fund will be invested in securities issued by companies in the Pacific Basin or by governments in the Pacific Basin and their agencies and instrumentalities. The remainder, up to 35% of the Fund's total assets, may be invested in securities of United States and other issuers located outside the Pacific Basin.

     GAM JAPAN CAPITAL FUND may invest primarily in securities of companies in Japan. Under normal market conditions, at least 65% of the total assets of GAM Japan Capital Fund will be invested in securities issued by companies in Japan or by the Japanese government and its agencies and instrumentalities. The remainder, up to 35% of the Fund's total assets, may be invested in securities of United States and other issuers located outside Japan.

     GAM ASIAN CAPITAL FUND may invest primarily in securities issued by companies in Asia other than Japan. Countries in Asia include Hong Kong, Singapore, Malaysia, Thailand, Vietnam, Indonesia, the Philippines, Korea, China, Taiwan, India, Myanmar, Pakistan, Bangladesh and Sri Lanka. Under normal market conditions, at least 65% of the total assets of GAM Asian Capital Fund will be invested in securities issued by companies in Asia other than Japan or by governments in Asia or their agencies or instrumentalities other than Japan. The remainder, up to 35% of the Fund's total assets, may be invested in securities of United States and other issuers outside Asia.

     GAM EUROPE FUND may invest primarily in securities issued by companies in Europe, including the United Kingdom, Ireland, France, Germany, Denmark, Norway, Sweden, Finland, Iceland, Switzerland, Austria, Belgium, Spain, Portugal, Italy, Greece, Hungary, Poland, the Czech Republic and Slovakia. Under normal market conditions, at least 65% of the total assets of GAM Europe Fund will be invested in securities issued by companies in Europe or by European governments and their agencies and instrumentalities. The remainder, up to 35% of the Fund's total assets, may be invested in securities of United States and other issuers located outside Europe.

     GAM NORTH AMERICA FUND may invest primarily in securities issued by companies in the United States and Canada. Under normal market conditions, at least 65% of the total assets of GAM North America Fund will be invested in securities issued by companies in the United States and Canada or by the United States and Canadian governments and their agencies and instrumentalities.

     GAMERICA CAPITAL FUND may invest primarily in securities of companies in the United States. Under normal market conditions, at least 65% of the total assets of GAMerica Capital Fund will be invested in securities issued by companies in the United States or by the United States government and its agencies and instrumentalities.


     A company will be considered to be in or from a particular country for purposes of the preceding paragraphs if (a) at least 50% of the company's assets are located in the country or at least 50% of its total revenues are derived from goods or services produced in the country or sales made in the country; (b) the principal trading market for the company's securities is in the country; or
(c) the company is incorporated under the laws of the country.

     Each Fund will seek investment opportunities in all types of companies, including smaller companies in the earlier stages of development. In making investment decisions, each Fund will rely on the advice of its Investment Advisers and its own judgment rather than on any specific objective criteria.

     The debt securities in which the Fund may invest will be rated C or better by Moody's Investors Service, Inc. ("Moody's") or D or better by Standard & Poor's Corporation ("S&P"), or, if unrated, be comparable in quality as determined pursuant to guidelines established by the Funds' Board of Directors. Debt securities with such ratings include securities of companies in default of interest or principal payment obligations. Debt securities of non-United States companies or foreign governments are not generally rated by Moody's or S&P. None of the Funds may invest more than 5% of its assets in debt securities which are rated lower than "investment grade" by a rating service. Debt securities rated in the lowest "investment grade" by a rating service (e.g., bonds rated BBB by S&P) or lower have speculative characteristics, and changes in economic or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal or interest payments than issuers of higher grade securities. A decrease in the rating of debt securities held by a Fund may cause the Fund to have more than 5% of its assets invested in debt securities which are not "investment grade". In such a case, the Fund will not be required to sell debt securities.

     Each Fund may, for temporary defensive purposes, invest in debt securities of foreign and United States companies, foreign governments and the United States government, its agencies and instrumentalities, as well as in money market instruments denominated in United States dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total assets of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Directors. The commercial paper in which the Funds may invest will be rated Prime-1 or better by Moody's or A-1 or better by S&P, when purchased, or if not rated, will be of comparable high quality as determined pursuant to guidelines established by the Board of Directors.

     In order to have funds available for redemption and investment opportunities, each Fund may hold a portion of its portfolio in cash or United States and foreign money market instruments. At no point in time will more than 35% of each Fund's portfolio be so invested (except when the Fund is in a temporary defensive posture) and/or held in cash.

     It is contemplated that the Funds' portfolio securities will generally be purchased on stock exchanges and in over-the-counter markets in the countries in which the principal offices of the issuers of such securities are located. The Funds may also invest in American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs") representing securities of foreign companies, including both sponsored and unsponsored ADRs. Generally, ADRs (in registered form) are designed for use in the United States securities markets and EDRs (in bearer form) are designed for use in European securities markets. These securities may not necessarily be denominated in the same currency as the securities which they represent. Debt securities of non-United States issuers in which the Funds invest may also be denominated in United States dollars. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally , bear all the cost of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The markets for ADRs and EDRs, especially unsponsored ADRs, may be substantially more limited and less liquid than the markets for the underlying securities.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each Fund's investments will be diversified to the extent that, with respect to 75% of its total assets, no more than 5% of its total assets will be invested in any one issuer, and a Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. Each Fund's investments will be selected among different industries, and a Fund will not concentrate more than 25% of its total assets in any one industry. The preceding limitations will not apply to securities of the United States government, its agencies or instrumentalities. A Fund will not invest more than 15% of its net assets in securities for which market quotations are not readily available or in other "illiquid" securities (including non-negotiable deposits with banks, repurchase agreements of a duration of more than seven days, options traded in over-the-counter markets and securities underlying such options), nor will it invest more than 10% of its total assets in securities of companies which, with their predecessors, have a record of less than three years continuous operation. A Fund will not acquire more than 3% of the outstanding voting stock of any closed-end investment company, or invest more than 5% of the total assets of a Fund in any closed-end investment company, or invest more than 10% of its total assets in the aggregate in closed-end investment companies. (Assets of a Fund invested in closed-end investment companies will be subject to the management, advisory and distribution fees and expenses of such investment companies in addition to those of the Fund. Shares of closed-end investment companies typically trade at a discount from their net asset value.) Each Fund may borrow money from banks for temporary emergency purposes in an amount not to exceed one-third of its total assets. Borrowing by a Fund will cause it to incur interest and other expenses. Borrowing by a Fund, also known as leverage, will also tend to exaggerate the effect on the net asset value of the Fund's shares of any increase or decrease in the market value of the Fund's assets.

     The percentage restrictions stated in the preceding paragraph are fundamental policies which may not be changed by a Fund without the approval of a majority of the Fund's shareholders, as defined in the Investment Company Act of 1940, as amended (the "Act"). The investment objectives and policies discussed elsewhere in this Prospectus may be changed by the Board of Directors upon written notice to the shareholders of the Fund and supplementing its then current Prospectus and Statement of Additional Information. Each Fund is subject to other investment restrictions and limitations which are set forth in the Statement of Additional Information. All restrictions except restrictions on borrowing shall apply at the time an investment is made, and a subsequent change in the value of an investment or of a Fund's assets shall not result in a violation.

     In light of each Fund's investment objective and anticipated portfolio, each Fund should be considered as a vehicle for diversification and not as a balanced investment program. Of course, there is no assurance that each Fund will achieve its investment objective.

     The Funds will also utilize certain sophisticated investment techniques described below, some of which involve substantial risks. Additional information about some of the investment techniques described below and the related risks is contained in the Statement of Additional Information.

OPTIONS AND WARRANTS

     Each Fund may invest up to 5% of its net assets in options on equity or debt securities or securities indices and up to 10% of its net assets in warrants, including options and warrants traded in over-the-counter markets. In general, an option on a security gives the owner the right to acquire ("call option") or dispose of ("put option") the underlying security at a fixed price (the "strike price") on or before a specified date in the future. A warrant is equivalent to a call option written by the issuer of the underlying security. An option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the strike price of the option.

     Trading in options and warrants is highly leveraged, since the purchaser of an option or warrant must put up only a small amount relative to the value of the underlying security in order to buy an option or warrant.


     Each Fund may write covered call options on securities in an amount equal to not more than 100% of its net assets and secured put options in an amount equal to not more than 50% of its net assets. A call option written by a Fund is "covered" if the Fund owns the underlying securities subject to the option or if the Fund holds a call at the same exercise price, for the same period and on the same securities as the call written. A put option will be considered "secured" if a Fund segregates liquid assets having a value equal to or greater than the exercise price of the option, or if the Fund holds a put at the same exercise price, for the same period and on the same securities as the put written.

FUTURES CONTRACTS

     Each Fund may invest up to 5% of its net assets in initial margin or premiums for futures contracts and options on futures contracts, including stock index futures and financial futures. In general, a commodity futures contract obligates one party to deliver and the other party to purchase a specific quantity of a commodity at a fixed price at a specified future date, time and place. In the case of a financial future, the underlying commodity is a financial instrument, such as a U.S. Treasury Bond, Treasury Note or Treasury Bill. In the case of a stock index future, the seller of the futures contract is obligated to deliver, and the purchaser obligated to take, an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

     No consideration will be paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount. Subsequent payments to and from the broker, known as "variation margin", will be made daily as the price of the index or securities underlying the futures contract fluctuates, a process known as "marking-to-market".

     An option on a commodity futures contract, as contrasted with a direct investment in the futures contract, gives the purchaser the right, in exchange for the payment of a premium, to assume a position as a purchaser or a seller in a futures contract at a specified exercise price at any time prior to the expiration date of the option.


     The Funds will trade in commodity futures and options thereon for bona fide hedging purposes and otherwise in accordance with rules of the Commodity Futures Trading Commission. Each Fund will segregate liquid assets with its custodian when required to do so by Securities and Exchange Commission ("SEC") guidelines in order to cover its obligations in connection with futures and options transactions.


FORWARD FOREIGN EXCHANGE CONTRACTS


     Since the Funds may invest in securities denominated in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the values of portfolio securities. The rate of exchange between the United States dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Funds may enter into forward foreign exchange contracts for the purchase or sale of foreign currency to "lock in" the United States dollar price of the securities denominated in a foreign currency or the United States dollar equivalent of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the United States dollar. The Funds may also enter into forward foreign exchange contracts for speculative purposes, subject to the limitations on issuing senior securities as described in the Statement of Additional Information. A forward foreign currency exchange contract obligates one party to purchase and the other party to sell an agreed amount of a foreign currency on an agreed date and at an agreed price. Each Fund will segregate liquid assets with its custodian when required to do so by SEC guidelines in connection with such forward contracts.


     The Funds may purchase put and call options on foreign currencies for the same purposes as they may enter into forward foreign exchange contracts. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot prices of the currency at the time the option expires. Call options convey the right to buy the underlying currency at the time the option expires. Each Fund may also write covered call options in an amount not to exceed the value of the Fund's portfolio securities or other assets denominated in the relevant currency and secured put options in an amount equal to 50% of its net assets.

RESTRICTED SECURITIES

     The Fund may purchase securities that are not registered for sale to the general public in the United States. The Investment Advisers will determine whether restricted securities constitute illiquid securities under guidelines established by the Board of Directors. Provided that a dealer or institutional trading market in such securities exists, either within or outside the United States, these restricted securities will not be treated as illiquid securities for purposes of the Funds' investment restrictions. The Funds may also purchase privately placed restricted securities for which no institutional market exists. The absence of a trading market may adversely affect the ability of the Funds to sell such illiquid securities promptly and at an acceptable price, and may also make it more difficult to ascertain a market value for illiquid securities held by the Funds.

LENDING PORTFOLIO SECURITIES

     Each Fund may lend its portfolio securities to domestic and foreign brokers, dealers and financial institutions when secured by collateral maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. A Fund may at any time call the loan and obtain the return of the securities loaned. No such loan will be made which would cause the aggregate market value of all securities lent by a Fund to exceed 15% of the value of the Fund's total assets. Lending portfolio securities will result in income to a Fund, but could also involve certain risks in the event of the delay, default or insolvency of the borrower.

ADJUSTABLE RATE INDEX NOTES

     Each Fund may invest in adjustable rate index notes (ARINs) or similar instruments. An ARIN is a form of promissory note issued by a brokerage firm or other counterparty which provides that the amount of principal or interest paid will vary inversely in proportion to changes in the value of a specified security. Under such an instrument, the Fund will make a profit if the value of the specified security decreases and will suffer a loss if the value of the specified security increases. The effect of such an instrument is equivalent to a short sale of the specified security, except that the potential loss to the Fund is limited to the amount invested in the ARIN, whereas in the case of a short sale the short seller is potentially subject to unlimited risk of loss. The Funds could suffer losses in the event of a default or insolvency of the brokerage firm or other counterparty issuing the ARIN.

OTHER INVESTMENT ACTIVITIES

     It is likely that new investment products will continue to develop which will combine elements of options, futures contracts or debt securities with other types of derivative financial products, such as swaps, caps and floors, or which will otherwise tie payments to be made or received to the value of specific securities or to existing or new indices. Swaps involve the exchange by two parties of their respective obligations to pay or receive a stream of payments. For example, a Fund might exchange floating interest payments for fixed interest payments, or a series of payments in one currency for a series of payments in another currency. The purchase of a cap or floor entitles the purchaser to receive payment on an agreed principal amount from the seller if a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest or exchange rate.


     The Funds may invest and trade in derivative financial products to the extent permitted by applicable regulations. Derivative products are traded on over-the-counter markets and will therefore be subject to the restriction that not more than 15% of the net assets of each Fund may be invested in illiquid securities. Each Fund will segregate liquid assets with its custodian to the extent required under SEC guidelines to cover its obligations relating to derivative products. The Funds will purchase or sell derivative products for hedging purposes only, unless otherwise permitted by applicable regulations. A Fund will not enter into swaps, caps or floors if on a net basis the aggregate notional principal amount of such agreements exceeds the net assets of the Fund.


RISK CONSIDERATIONS

INVESTING IN FOREIGN SECURITIES


     GAM International, Europe, Pacific Basin, Asian Capital and Japan Capital Funds will invest primarily in securities of foreign issuers, and GAM Global and North America Funds will invest in securities of foreign issuers as well as in securities of United States issuers. Investors should carefully consider the risks involved in investments in securities of foreign companies and governments, which add to the usual risks inherent in domestic investments. Such special risks include fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in United States markets. These factors may result in either a larger gain or a larger loss than an investment in comparable United States securities.


     Securities of foreign issuers generally will not be registered with the SEC nor will the issuers thereof generally be subject to the reporting requirements of such agency. Accordingly, there is likely to be less publicly available information concerning certain of the issuers of securities held by the Funds than is available concerning United States companies. In addition, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to United States companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the United States.

     Although the value of all equity securities traded outside the United States is greater than the value of all equity securities traded in the United States, foreign securities exchanges generally have substantially less volume than the New York Stock Exchange and may be subject to less government supervision and regulation than those in the United States. Accordingly, securities of foreign companies may be less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, price volatility can be greater than in the United States.

     Foreign brokerage commissions and custodial fees are generally higher than those in the United States, and the settlement period for securities transactions may be longer, in some countries up to 30 days. Dividend and interest income from foreign securities may also be subject to withholding taxes.


     GAM Europe, Pacific Basin, Japan Capital, Asian Capital, North America and GAMerica Capital Funds will invest primarily in specific geographic areas. An investment in one of these Funds will tend to be affected by developments in the relevant geographic area to a greater extent than investments in the other Funds. GAM Pacific Basin and Asian Capital Funds and, to a lesser extent, GAM Europe, International and Global Funds may invest a portion of their assets in securities of issuers in developing countries, which generally involve greater potential for gain or loss. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a smaller number of securities.


     GAM Europe Fund will invest primarily in securities issued by companies in Europe, and under normal market conditions, at least 65% of the total assets of the Fund will be invested in securities issued by such companies or in the securities of European governments and their agencies and instrumentalities. The value and liquidity of securities of European issuers may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in Europe or neighboring regions. Such developments may include changes caused by the efforts to unify or integrate certain European countries as a market and trading block under the rubric of the European Community. Also, political and economic changes in Eastern Europe may favorably or unfavorably affect the value and liquidity of securities of Western European issuers, and may ultimately result in the development of new markets for securities. Investments in the securities of issuers in Eastern Europe typically would involve greater potential for gain or loss than investments in securities of issuers in Western European countries.

     GAM Pacific Basin Fund and GAM Asian Capital Fund will invest primarily in securities of companies in the Pacific Basin, and under normal market conditions, at least 65% of the total assets of each Fund will be invested in securities issued by such companies or in securities issued by governments in the Pacific Basin and their agencies and instrumentalities. The value and liquidity of securities of Pacific Basin issuers may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Pacific Basin or neighboring regions. The extent of economic development, political stability and market depth of different countries in the Pacific Basin varies widely. Certain countries in the Pacific Basin are either comparatively underdeveloped or are in the process of becoming developed, and investments in the securities of issuers in such countries typically would involve greater potential for gain or loss than investments in securities of issuers in developed countries.

     GAM Japan Capital Fund will invest primarily in securities of companies in Japan. Under normal market conditions, at least 65% of the total assets of each Fund will be invested in securities issued by Japanese companies or the Japanese government and its agencies and instrumentalities. The value of its investment portfolio will, therefore, be highly dependent upon developments in Japan. Ongoing changes in the Japanese economic and political systems may increase the risks involved in investing in the Fund. A large part of the Japanese economy is dependent on international trade, so that modifications in international trade barriers and fluctuations in trade flows may indirectly affect the value of the Fund's shares. Japan is currently in a recession and its stock market has declined in the past several years. In recent years, Japanese securities markets have also experienced relatively high levels of volatility.

     GAM North America, International and Global Funds may invest a portion of their assets in securities of Canadian issuers. The value of securities of Canadian issuers may be affected by political or economic events affecting Canada but not the United States. Although Canada is generally considered to be a developed country, the Canadian economy is generally more dependent on the production and processing of raw materials, such as metals, timber, paper, agricultural products and energy, than the United States economy.

     As discussed above, a portfolio containing foreign securities may be favorably or unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. The Funds may enter into forward foreign exchange contracts in an attempt to hedge against such adverse circumstances. However, this method of attempting to hedge the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Moreover, there can be no assurance that such hedging attempts will be successful.

INVESTING IN SMALLER COMPANIES

     The Funds may invest in all types of companies, including companies in the earlier stages of their development. Investing in smaller, newer issuers generally involves greater risk and potentially greater reward than investing in larger, more established issuers. Smaller, newer companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key persons for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

     The Funds may also purchase debt securities issued by smaller or financially distressed companies, including securities of companies which may have defaulted on interest or principal payment obligations. Such debt securities may have very low ratings or no ratings, may be considered speculative investments, and involve greater risk of loss of interest and principal.

OPTIONS, FUTURES AND OTHER DERIVATIVES

     Trading in options, futures and other forms of derivatives involves substantial risks. The low margin and premiums normally required in such trading provide a large amount of leverage. A relatively small change in the price of a security or index underlying a derivative can produce a disproportionately larger profit or loss, and a Fund may gain or lose more than its initial investment. Also, there is no assurance that a liquid secondary market will exist for options, futures or derivatives purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses.

     There can be no assurance that the Funds' hedging transactions will be successful, since their success depends upon the ability of the Investment Advisers to predict future changes in market conditions, interest rates and prices of specific securities. There may also be a lack of correlation between the index or instrument underlying an option or futures contract and the securities or other assets being hedged. If the Investment Advisers predict incorrectly, the effect on the value of a Fund's investments may be less favorable than if the Fund had not engaged in such options and futures trading.

     Certain investment activities of the Funds, such as foreign currency forward contracts, repurchase agreements, ARINS, and certain other types of futures, options and derivatives, will be entered into directly between the Funds and banks, brokerage firms and other investors in over-the-counter markets rather than through the facilities of any exchange. Although the Funds will only enter into such transactions with parties believed to be creditworthy, a Fund may experience losses or delays in the event of a default or bankruptcy of a bank, broker-dealer or other investor with which the Fund entered into such an agreement. Some derivatives may constitute illiquid securities which cannot readily be resold.

     The Fund will invest in fixed income securities which will involve some degree of interest rate risk. The value of bonds generally fluctuates inversely with changes in interest rates. As interest rates rise, bond values generally fall, and as interest rates fall, bond values generally rise.

     For more complete information regarding risks which investors should consider before making an investment in a Fund, see "Investment Objective and Policies--Risk Considerations" in the Statement of Additional Information.

PORTFOLIO TURNOVER


     While it is the policy of each Fund to seek long-term appreciation of capital, and to engage to a lesser extent in trading for short-term gains, each Fund will effect portfolio transactions without regard to its holding period if, in the Fund's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry, or in general market, economic or political conditions. For the fiscal years ended December 31, 1995 and 1994, the portfolio turnover rate was 34.97% and 110.48%, respectively, for GAM International Fund, 60.18% and 123.33% for GAM Global Fund, 64.01% and 29.11% for GAM Pacific Basin Fund, 145.16% and 74.96% for GAM Europe Fund, 8.57% and 3.00% for GAM North America Fund and 122.38% and 7.02% for GAM Japan Capital Fund. For the fiscal year ended December 31, 1995, the annual portfolio turnover rate for GAM Asian Capital Fund was 17.01% and for GAMerica Capital Fund, it was 10.90%. Portfolio turnover rate is calculated by dividing the lesser of a Fund's sales or purchases of portfolio securities for the fiscal year

(exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in a Fund's portfolio during the fiscal year. A portfolio turnover rate in excess of 100% is considered to be high. A high portfolio turnover rate may result in higher short-term capital gains to shareholders for tax purposes and increased brokerage commissions and other transaction costs borne by the Fund.

--------------------------------------------------------------------------------
                               PURCHASE OF SHARES
--------------------------------------------------------------------------------

     The minimum initial investment in each Fund is $10,000 and subsequent investments must be at least $1,000, except that for IRAs, the minimum initial investment is $2,000 and the minimum subsequent investment is $500. Shares of the Funds may be purchased by mail or wire transfer directly from the Funds' transfer agent, Chase Global Funds Services Company ("CGFSC"), or through authorized brokers which have entered into agreements with the Fund's distributor, GAM Services Inc. ("GAM Services").


     This Prospectus offers investors two classes of shares, Class A shares and Class D shares, for certain Funds (currently GAM International Fund, GAM Global Fund and GAM Pacific Basin Fund) which bear sales charges in different forms and amounts and which bear different levels of expenses. As described below under "Offering Price" and "Distribution Plans", Class D shares bear a lower sales load than Class A shares, but Class D shares bear a higher 12b-1 fee than the 12b-1 fee paid by Class A shares.


     The decision as to which class of shares provides the most suitable investment for you depends upon a number of factors, including the amount and intended length of your investment. For more information about these sales arrangements, please consult your investment dealer or GAM Services. Sales personnel may receive different compensation depending on which class of shares they sell. Shares may only be exchanged for shares of the same class of another Fund.

PURCHASES BY MAIL

     Please complete the application form at the back of this Prospectus and send it together with your check payable to "GAM Funds Inc." to:

Chase Global Funds Services Company
P.O. Box 2798
Boston, Massachusetts 02208

For overnight mail, please use the following address:

Chase Global Funds Services Company
73 Tremont Street
Boston, Massachusetts 02108

     Checks must be in United States currency and drawn on a United States bank. Checks over $1,000,000 must be certified or issued by a United States bank.

PURCHASES BY WIRE

     In order to purchase shares of the Funds, by bank wire transfer, you must call CGFSC at (800) 356-5740 or (617) 557-8000 x6610 to receive a wire number and to notify CGFSC of your incoming bank wire transfer. A properly completed application form must also be sent to CGFSC. Instruct your bank (which may impose a charge for their service) to wire the desired amount (via the Federal Reserve Bank) to:

Chase  Manhattan  Bank,  N.A.
ABA #  021000021
For  account  of:
GAM [ ] Fund (e.g. International)
Subscription DDA # 910-2-733186

For credit to:
(Shareholder's Name)
Account No. (Shareholder Account No.)
Wire No. (from CGFSC)

     In the case of subscriptions to more than one Fund, or more than one class of shares of one or more Funds, you should ensure that separate wire references are provided showing the amount invested in each Fund and/or each class of shares. A bank wired investment is considered received when CGFSC has been notified that the bank wire transfer has been credited to the Funds' account.

PURCHASES THROUGH BROKERS

     Brokers who do not have dealer agreements with GAM Services may charge investors a service fee as determined by the broker. That fee will be in addition to the sales load payable by the investor and may be avoided if shares are purchased through a broker which has a dealer agreement with GAM Services or through CGFSC.

ADDITIONAL INVESTMENTS

     You may purchase additional shares at any time by mailing or wiring funds in the manner described above. Please include your account number on your check or as part of your wire transfer instructions and indicate the amount to be invested in each Fund and/or each class of shares.

AUTOMATIC INVESTMENT PROGRAM

     You may also purchase additional shares of a Fund in incremental amounts of $500 or more through an automatic investment program. Under this program, monthly or quarterly investments are debited automatically from your account at a bank, savings and loan association or credit union into your Fund account. By enrolling in this program, you authorize the relevant Fund and its agents either to draw checks or initiate Automated Clearing House debits against your designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the application form or by contacting CGFSC for appropriate forms. You may terminate your participation in this program by sending written notice to CGFSC. Termination will become effective within 30 days after CGFSC has received your request. A Fund may immediately terminate your participation in this program in the event that any item is unpaid by your financial institution. The Funds may terminate or modify this privilege at any time.

OFFERING PRICE

     All purchase orders will be filled at the net asset value of each Fund's shares next computed after the order has been received in proper form by CGFSC or an authorized dealer, less a variable sales load as follows:

                                  CLASS A SHARES

                      SALES LOAD       SALES LOAD       USUAL BROKER
                      AS PERCENTAGE    AS PERCENTAGE    REALLOWANCE AS
AMOUNT OF             OF OFFERING      OF NET AMOUNT    PERCENTAGE OF
PURCHASE              PRICE            INVESTED         OFFERING PRICE

Less than
 $100,000                5.0%           5.26%            4.0%

$100,000 but
 less than
 $300,000                4.0%           4.17%            3.0%

$300,000 but
 less than
 $600,000                3.0%           3.09%            2.0%

$600,000 but
 less than
$1,000,000               2.0%           2.04%            1.0%


$1,000,000
 or more*                  0%             0%               0%
------------------        --             --              ---



* GAM Services, Inc. intends to pay investment dealers or financial service firms a commission from its own resources of up to 1% of the amount invested for amounts from $1 million to $3 million, 0.70% on amounts of $3 million to $5 million, 0.50% on amounts of $5 million to $50 million, and 0.25% on amounts of $50 million and above. Those purchases for which GAM Services, Inc. pays such a commission are subject to a 1% contingent deferred sales charge for redemptions occurring within one year of purchase, declining to 0.50% for redemptions occurring in the second year and declining thereafter to zero.

                                  CLASS D SHARES

                      SALES LOAD       SALES LOAD       USUAL BROKER
                      AS PERCENTAGE    AS PERCENTAGE    REALLOWANCE AS
AMOUNT OF             OF OFFERING      OF NET AMOUNT    PERCENTAGE OF
PURCHASE              PRICE            INVESTED         OFFERING PRICE


Less than
 $100,000              3.5%            3.63%             2.5%

$100,000 but
 less than
 $300,000              2.5%            2.56%             1.5%

$300,000 but
 less than
 $600,000              2.0%            2.04%             1.0%

$600,000 but
less than
 $1,000,000            1.5%            1.52%             1.0%

$1,000,000
 or more               0%              0%                0%

     The following purchases may be aggregated for the purpose of determining the "Amount of Purchase" in the preceding table and will be deemed owned by the same person for purposes of the following paragraphs: purchases by you, your spouse or children under the age of 21 years, and any trust or employee benefit plan for the benefit of you or any such individuals or of which you are a trustee.

     You may purchase shares at a reduced sales load through a right of accumulation. The applicable sales load will be based on the total of (i) the total dollar amount of your current purchase, plus (ii) the current net asset value of all shares of the Funds held by you. To obtain the reduced sales load, you must provide CGFSC or your broker with sufficient information to verify that you have such a right.

     You may also purchase shares at reduced sales loads by signing a Statement of Intention expressing your intention to invest at least $100,000 in shares of the Funds over a 13-month period. Each purchase of shares under a Statement of Intention will be subject to a sales load based on a single transaction in the total dollar amount indicated in the Statement of Intention.

     If you sign a Statement of Intention, you will not be bound to purchase the full amount indicated. However, the minimum initial investment under a Statement of Intention is 5% of the total amount indicated in the Statement of Intention, and the shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to ensure payment of the higher sales load applicable to the shares actually purchased if the full amount indicated is not purchased. Such escrowed shares will be involuntarily redeemed to pay the additional sales load, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. If you purchase more than the dollar amount indicated in the Statement of Intention and qualify for a further reduced sales load, the sales load will be adjusted for the entire amount purchased at the end of the 13-month period. Any resulting credit will be used to purchase additional shares at the then current net asset value, or refunded to you in cash if you so specify.

     The Funds may waive the minimum required investment or sell shares at net asset value without imposition of a sales load to the following categories of investors, subject in each case to such further conditions as may be established by GAM Services from time to time: directors, officers and employees (including retired directors, officers or employees) of the Funds, GAM Services or any of its affiliates, or any broker-dealers with currently effective distribution agreements with GAM Services, and spouses, children, siblings or parents of such persons or trusts or employee benefit plans for the benefit of such persons; companies exchanging shares with or selling assets to a Fund pursuant to a merger, acquisition or exchange offer; persons investing the proceeds of a redemption of shares of any other investment company managed or sponsored by an affiliate of GAM Services; accounts managed by an affiliate of GAM Services; registered investment advisors and accounts over which they have discretionary authority; organizations providing administrative services with respect to persons in the preceding category; registered investment advisers and other financial services firms that purchase shares for the benefit of their clients participating in a "wrap account" or similar program under which clients pay a fee to the investment adviser or other firm; organizations described in
Section 501(c)(3) of the Internal Revenue Code of 1986; and trust companies, bank trust departments, and trustees of employee benefit plans for funds over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. You must indicate that you are entitled to the waiver of the sales load at the time the investment is made.

OTHER INFORMATION ABOUT PURCHASES

     If you do not send a completed application form to CGFSC at the time of your initial investment in a Fund, you will not be able to redeem shares, and dividends and distributions to you will be subject to backup withholding tax.

     All purchase orders are subject to acceptance by the Funds and are not binding until so accepted, and all purchase orders are accepted subject to collection of payment at full face value in United States dollars. Each Fund reserves the right to reject any purchase order in whole or in part, in its discretion.

     The Funds do not generally issue certificates for shares purchased. CGFSC will instead credit your account with the number of shares purchased. You should promptly check the confirmation advice that is mailed after each purchase (or redemption) in order to ensure that the purchase (or redemption) of shares reported has been accurately recorded in your account. Statements of your account will be mailed to you annually, showing transactions during the year.


DISTRIBUTION PLANS


     The Funds have adopted a Distribution Plan for Class A and Class D shares, respectively, pursuant to Rule 12b-1 under the Act providing for payments by each Fund to GAM Services at the annual rate of up to 0.30% in the case of Class A shares and 0.50% in the case of Class D shares of each Fund's average net assets attributable to the respective Class.


     Payments under the Plans are intended to compensate GAM Services for distribution and shareholder services and to cover expenses incurred by it as principal underwriter of the Funds' shares. GAM Services expects to reallow most of its fee to investment dealers, banks and financial services firms that provide distribution and shareholder services to potential investors and shareholders in the Funds. GAM Services may voluntarily waive from time to time all or any portion of its fee and is free to make additional payments out of its own assets to promote the sale of Fund shares. The Funds and GAM Services will provide to the Directors quarterly a written report of amounts expended pursuant to the Distribution Plans and the purposes for which such expenditures were made.

     In addition to the fees paid pursuant to the Plans of Distribution, the Funds pay administrative, transfer agency and custody fees, and may pay administrative service fees to organizations who are eligible to purchase shares on behalf of their clients at net asset value ("Shareholder Servicing Agents") to compensate such agents for provision of administrative and transfer agency services provided on behalf of a Fund and/or one or more of its servicing agents. See "Shareholder Servicing Agents".

--------------------------------------------------------------------------------
                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     You may redeem shares of each Fund, without charge, either directly through CGFSC or through brokers who have dealer agreements with GAM Services. If shares are held in the broker's "street name", the redemption must be made through the broker.

REDEMPTION BY MAIL

     You may redeem shares by mail by submitting a written request for redemption, which complies with the requirements listed below, to Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208.

     1. The request must be signed by the redeeming shareholder(s) exactly in the same manner as the shares are registered, and must specify from which Fund and which class of shares the shares are to be redeemed and either the number of shares, or the dollar amount, to be redeemed.

     2. The signature of the redeeming shareholder(s) must be guaranteed. A signature guarantee is a widely accepted way to protect you and the Funds by verifying the signature on your request; it may not be provided by a notary public. Signature guarantees will be accepted from banks, brokers, dealers, municipal securities brokers, government securities dealers and brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must not be dated and must be in a form acceptable to CGFSC. Where the shares are registered in more than one name, the signature of each of the redeeming shareholders must be guaranteed separately in the same manner.

     3. If certificates have been issued for the shares being redeemed, the request must be accompanied by such certificates endorsed for transfer (or accompanied by an endorsed stock power).

     4. If the shares being redeemed are registered in the name of an estate, trust, custodian, guardian, employee benefit plan or the like, or in the name of a corporation or partnership, documents must also be included which, in the judgment of CGFSC, are sufficient to establish the authority of the person(s)
signing  the  request,   and/or  as  may  be  required  by  applicable  laws  or
regulations.

REDEMPTION BY TELEPHONE OR FACSIMILE

     You may redeem shares by telephone or facsimile if you have previously elected this option, either by checking the appropriate box on the application form or by completing a form which may be requested from CGFSC. The form must be returned to CGFSC, signed by the shareholder(s), with signatures guaranteed as described above, before telephone or facsimile redemption instructions will be honored by CGFSC. Redemption instructions must specify from which Fund the shares are to be redeemed, the class of shares to be redeemed and either the number of shares, or the dollar amount, to be redeemed. Proceeds of redemptions by telephone or facsimile will only be sent by mail to your registered address or by wire transfer to an account designated in advance as described below.

REDEMPTION THROUGH BROKER

Shareholders with accounts at brokers who have dealer agreements with GAM Services may submit redemption requests to their brokers. The broker may honor a redemption request either by repurchasing the shares at their net asset value next computed after the broker receives the request or by forwarding the request to CGFSC. Brokers may impose a service charge for handling redemptions and may impose other requirements. You should contact your broker for more details.

SYSTEMATIC WITHDRAWAL PLAN

     If you own $25,000 or more of a Fund's shares at the current offering price (net asset value plus sales charge), you can arrange for any requested dollar amount to be paid from your account to you or a designated payee monthly, quarterly, semiannually or annually. The $25,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $500. Shares are redeemed so that you will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payment may reduce or even exhaust your account.

     The purchase of shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to you, because you will be paying a sales charge on the purchase of shares at the same time that you are redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $5,000 if you are at the same time making systematic withdrawals. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by you or the Funds.

OTHER INFORMATION ABOUT REDEMPTIONS

     The Funds reserve the right to refuse any requests for redemption by telephone or facsimile if it is believed advisable to do so. The Funds will not honor redemption requests which are not in proper form as determined by CGFSC, which are subject to any special conditions, or which specify an effective date other than as provided herein.

     The redemption price will be the net asset value of the shares next computed after the redemption request in proper order is received by CGFSC or an authorized dealer. Payment of the redemption price will be made within seven days after receipt of the redemption request in proper order as described above; however, payment of the redemption price for shares purchased by checks which were not certified or bank checks may be delayed until the check used to make such purchase has cleared, which may take up to 15 days. Remittance will be made by check, mailed to the shareholder's registered address (or as otherwise directed), or by wire, except that wire transfers will only be made to shareholders who have elected this option, either by checking the appropriate box on the application form and designating the account to which the proceeds should be sent or by completing a form which may be requested from CGFSC. The form must be returned to CGFSC, signed by the shareholder(s) and with signatures guaranteed as described above, before requests for wire transfers will be honored by CGFSC. The same form must be completed and returned in the same manner in order to change the account to which proceeds will be sent.

     The Funds may suspend the right of redemption or postpone the date of payment for more than seven days when the Board of Directors declares a suspension of the determination of net asset value in the circumstances described under the heading "Net Asset Value, Dividends and Taxes" in the Statement of Additional Information.

     Each Fund reserves the right to liquidate involuntarily any shareholder's account (other than IRA accounts) if the net asset value of the shares held in the account is reduced to less than $10,000 due to redemptions by the shareholder. With respect to IRA accounts, each Fund reserves the right to liquidate involuntarily any investment on behalf of an IRA account if the net asset value of the shares held in the account is reduced to less than $1,000 due to redemptions by the shareholder. Should a Fund elect to exercise such right, you would receive prior written notice and would be permitted at least 30 days to bring the account up to the minimum to avoid automatic redemption at the net asset value as of the close of business on the proposed redemption date. A check for the proceeds will be mailed to your registered address.

     The value of a Fund's shares realized on redemption may be more or less than your cost, depending on the net asset value of the Fund's shares at the time of redemption. The redemption of shares may be a taxable event to you.
--------------------------------------------------------------------------------
                                   EXCHANGES
--------------------------------------------------------------------------------


     You may exchange shares of any Fund without charge for shares of the same class of any other Fund. Not all Funds currently offer both classes of shares. The exchange privilege is only available in those states where the shares being acquired are properly registered. You may also exchange shares of any Fund without charge for shares of The Reserve Funds--Primary Fund, an open end management investment company commonly known as a money market fund (the "GAM Money Market Account"), which is not a portfolio of the Company but is available by purchase or exchange through GAM Services. GAM Services is compensated by Resrv Partners, Inc., principal underwriter for shares of The Reserve Funds, pursuant to distribution and service arrangements related to the offering and sale of shares of The Reserve Funds. Investors purchasing the GAM Money Market Account directly will be required to pay the appropriate sales charge upon exchange from the GAM Money Market Account into Class A or Class D shares of a Fund.


EXCHANGES BY MAIL

     In order to make an exchange, you must send a written request to CGFSC, signed by the shareholders together with a completed application form indicating the Fund in which you wish to invest.

EXCHANGES BY TELEPHONE OR FACSIMILE

     Exchanges may also be made by telephone or facsimile if you have previously elected this option, either by checking the appropriate box in the application form or by completing a form which may be requested from CGFSC. The form must be returned to CGFSC, signed by the shareholder(s), with signatures guaranteed as described above, before telephone or facsimile exchange instructions will be honored by CGFSC.

OTHER INFORMATION ABOUT EXCHANGES

     Exchange requests should specify clearly the amount or number of shares of each Fund to be redeemed, the class of such shares and the Fund in which the proceeds should be invested. Exchange orders received in proper form will be treated as a sale of shares of the Fund in which you were previously invested and a purchase of shares of the Fund in which the proceeds are invested as of the date the exchange order is received in proper form by CGFSC. The exchange may result in a gain or loss for tax purposes.

     Each Fund may terminate or amend the right to exchange shares of the Fund for shares of any other Fund. Each Fund will give shareholders 60 days' prior notice of any material change. You should contact CGFSC if you have any questions regarding the procedure for making exchanges or if you encounter problems in making exchanges.

--------------------------------------------------------------------------------
                      NET ASSET VALUE, DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

NET ASSET VALUE

     The net asset value of the shares of each Fund (other than GAM Japan Capital Fund) is calculated as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York City time), Monday through Friday (excluding holidays on which the New York Stock Exchange is closed). The net asset value of shares of GAM Japan Capital Fund is calculated as of the close of trading on the Tokyo Stock Exchange, which is at 3:00 p.m. Tokyo time (2:00 a.m. New York time during Daylight Savings Time; 1:00 a.m. New York time at all other times) Monday through Friday and 11:00 a.m. Tokyo time (10:00 p.m. New York time during Daylight Savings Time; 9:00 p.m. New York time at all other times) on Saturday.

     Net asset value per share of each Fund is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the number of the Fund's shares outstanding. Securities traded on foreign exchanges will ordinarily be valued at the last quoted sale price available before the close of the New York Stock Exchange (except as described above with respect to securities held by GAM Japan Capital Fund). If a security is traded on more than one United States or foreign exchange, the last quoted sales price on the exchange which represents the primary market for the security will be used. Because some of the Funds' portfolio securities may be traded on certain weekend days and on days that are holidays in the United States but not in other countries where trading occurs, the net asset value of a Fund's portfolio may be significantly affected at times when a shareholder has no ability to purchase or redeem shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund intends annually to pay a dividend representing its entire net investment income and to distribute all its realized net capital gains. Dividends and/or any capital gain distributions paid by a Fund on its shares will be reinvested automatically in whole or fractional shares of the same class of the Fund at net asset value as of the ex-dividend date without imposition of a sales load unless you make a written request to CGFSC for payment in cash prior to the payment date. The payment date shall be not more than five business days after the ex-dividend date. No certificates for shares issued on payment of such dividends and distributions will generally be delivered, but your ownership of such shares will be registered in your account.

     Checks issued pursuant to a shareholder's request for payment of dividends and capital gain distributions in cash will be forwarded by first class mail to the shareholder's registered address. The proceeds of any such checks which are not accepted by the addressee and are returned to a Fund will not be reinvested in the Fund.

TAX CONSEQUENCES

     Each Fund expects to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). If it qualifies, each Fund will pay no United States Federal income tax on net income and net capital gains timely distributed to shareholders of the Fund. Each Fund also intends to take all actions necessary to avoid the imposition of any excise taxes on the Fund.

     One of the requirements of the Code applicable to regulated investment companies is that each Fund derive less than 30% of its gross income from the sale or other disposition of securities (including certain options and futures contracts) held for less than three months. This requirement may limit the extent to which each Fund may engage in options and futures transactions.

     For Federal income tax purposes, distributions from net ordinary income or net short-term capital gains will be treated as ordinary income to shareholders and distributions from net long-term capital gains will be treated as long-term capital gains to shareholders, regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund. Each Fund will inform you each year of the amount and nature of any income or gain distributed to you. Your tax liabilities with respect to such distributions will depend on your particular tax situation.

     Distributions of net ordinary income or net short-term capital gains received by a non-resident alien individual or foreign corporation which is not engaged in a trade or business in the United States generally will be subject to Federal withholding tax at the rate of 30%, unless such rate is reduced by an applicable income tax treaty to which the United States is a party. However, gains from the sale by such shareholders of shares of the Funds and distributions to such shareholders from long-term capital gains generally will not be subject to the Federal withholding tax.

     For a description of certain other tax consequences to shareholders, see "Net Asset Value, Dividends and Taxes--Tax Status" in the Statement of Additional Information.
--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

     The business of the Funds is managed by the Board of Directors, which may exercise all powers as are not required by statute, the Articles of
Incorporation or the By-Laws to be exercised by the shareholders. When appropriate, the Board of Directors will consider separately matters relating to each Fund.

INVESTMENT ADVISERS


     GAM International Management Limited ("GAM"), a corporation organized in 1984 under the laws of the United Kingdom, is the investment adviser of GAM Global, International, Pacific Basin, Japan Capital, Asian Capital, GAMerica Capital and Europe Funds and co-investment adviser of GAM North America Fund. Fayez Sarofim & Co. ("Sarofim"), a Texas corporation organized in 1958, also serves as co-investment adviser to GAM North America Fund. The individuals primarily responsible for the day-to-day management of each Fund's portfolio are as follows:


GAM GLOBAL AND GAM INTERNATIONAL FUNDS

     John R. Horseman joined GAM in 1987, initially as a member of the firm's Asian team based in Hong Kong. In 1990, he moved to GAM's London office to assume responsibility for a number of GAM's global and international funds. He commenced management of GAM Global and GAM International Funds on April 1, 1990. Prior to joining GAM, he worked for BA Investment Management International Ltd , and was responsible for certain of the Bank of America's global equity funds. Mr. Horseman was educated at the University of Birmingham.

GAM PACIFIC BASIN FUND

     Michael S. Bunker has overall responsibility for Asian investment policy. He has over 20 years' investment experience, primarily in Asian markets. He joined GAM in 1985 to create its Asian investment team. He commenced management of GAM Pacific Basin Fund on May 6, 1987. From 1984 to 1987, Mr. Bunker lived in Hong Kong and he is now based in London.

GAM JAPAN CAPITAL FUND

     Paul S. Kirkby is responsible for investment in the Japanese market. He joined GAM in 1985 as a Senior Fund Manager in Hong Kongand previously was an investment analyst with New Japan Securities Co. Ltd in Tokyo. He commenced management of GAM Japan Capital Fund on July 1, 1994. Mr. Kirkby is now based in London having lived in Hong Kong for seven years.

GAM ASIAN CAPITAL FUND

     Adrian L. Cantwell is responsible for Asia ex Japan portfolios including GAM Asian Capital Fund. He became portfolio manager of GAM Asian Capital Fund at its inception on May 12, 1995. He also manages GAM ASEAN Fund Inc., an offshore investment fund with similar objectives. Prior to joining GAM in 1990 he was a Director of Gartmore Limited, Hong Kong, responsible for South East Asian investment. He was educated at the University of Cardiff. Mr. Cantwell has lived in Hong Kong since 1985.

GAM EUROPE FUND

     John Bennett is Investment Director responsible for European markets. He commenced management of GAM Europe Fund on January 1, 1993. Prior to joining GAM in 1993, he was a Senior Fund Manager at Ivory & Sime responsible for Continental European equity portfolios. He qualified as an Associate of the Institute of Bankers (Scotland) in 1986. Mr. Bennett is based in GAM's Edinburgh office.


GAM NORTH AMERICA FUND

     Fayez Sarofim commenced management of GAM North America Fund on June 29, 1990. From 1951 to 1958, Mr. Sarofim worked for Anderson, Clayton & Co. and his last assignment with the company was as assistant to the President. Mr. Sarofim founded Fayez Sarofim & Co. in 1958 and is the President and Chairman of the Board. He is also a director of Teledyne Inc., Argonaut Group, Unitrin, Inc., MESA Inc., Imperial Holly Corp. and EXOR Group.

GAMERICA CAPITAL FUND

     Gordon Grender has been associated with the GAM group since 1983 and became portfolio manager of GAMerica Capital Fund at its inception on May 12, 1995. He also manages GAMerica Inc., an offshore investment fund with similar objectives, and has been actively involved in fund management in North American stock markets since 1974. Mr. Grender is a director of GAM.




     GAM and Sarofim (the "Investment Advisers") are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The principal executive office of GAM is located at 12 St. James's Place, London SW1A INX, England. The principal executive office of Sarofim is located at Suite 2907, Two Houston Center, Houston, Texas 77010.



     GAM is an indirect subsidiary of Global Asset Management Ltd., which itself is ultimately controlled, as to approximately 70%, by Lorelock, S.A., which itself is controlled by a discretionary trust of which Mr. de Botton, President and Director of the Company, may be a potential beneficiary and, as to approximately 30%, by St. James's Place Capital plc (a financial services company organized under the laws of and based in the United Kingdom). Global Asset Management Ltd., directly or indirectly through its subsidiaries, manages foreign mutual funds with aggregate assets of approximately $9.2 billion.

     As of December 31, 1995, Sarofim managed on a discretionary basis accounts with aggregate assets of approximately $30 billion. The majority shareholder of Sarofim is Mr. Fayez Sarofim.



     Subject to the direction and supervision of the Board of Directors, GAM furnishes the Funds with investment research and advice and makes recommendations with respect to the Funds' purchases and sales of portfolio securities and brokerage allocation, and both GAM and Sarofim provide such services with respect to GAM North America Fund. GAM makes all decisions regarding purchases and sales of investments and brokerage allocation for GAM Global, International, Pacific Basin, Japan Capital, Asian Capital, GAMerica Capital and Europe Funds. Sarofim makes all decisions regarding purchases and sales of investments and brokerage allocation for GAM North America Fund. As compensation for such services, GAM Global, International, Pacific Basin, Japan Capital, Asian Capital, GAMerica Capital and Europe Funds each pays GAM a fee equivalent to 1.0% per annum of the Fund's average daily net assets. GAM North America Fund pays a fee equal to 0.50% of its average daily net assets to each of GAM and Sarofim, representing an aggregate fee equal to 1.0% of its average daily net assets.


     The Funds' expense ratios may be higher than those of most registered investment companies since the cost of maintaining custody of foreign securities is higher than those for most domestic funds and the rate of the advisory fee paid by each Fund exceeds that of most registered investment companies. Also, unlike arrangements between most other investment companies and their advisers, the Investment Advisers are not required to furnish any overhead facilities for the Funds. Each Fund pays for all expenses of its operation, including office space and equipment, trading desk facilities, employee compensation, fees and expenses of directors, interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, registering or qualifying shares for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for maintaining books, performing portfolio valuations and rendering other services to the Funds), transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to shareholders and all other costs incident to the Company's existence as a corporation. Included in the expenses of registering or qualifying shares for sale, which each Fund bears, are the printing costs, legal fees and other expenses relating to the preparation and filing with the SEC and other relevant authorities of the Company's registration statement, and the production and filing of the definitive Prospectus and Statement of Additional Information. Each Fund will bear its attributable share of such expenses.

     Each Investment Adviser has undertaken that its fee will be reduced, or that the Investment Adviser will reimburse each Fund (up to the amount of its fee),  by an  amount  necessary  to  prevent  the  total  expenses  of each Fund
(including the Investment Advisers' fees and excluding taxes, interest, brokerage commissions, distribution expenses and, under certain circumstances, extraordinary expenses) from exceeding limits applicable to the Fund in any state in which its shares are then qualified for sale. GAM has undertaken to reimburse Sarofim for any portion of the advisory fee otherwise payable to Sarofim which is reduced pursuant to the preceding sentence. For the year ended December 31, 1995, the fee actually paid to the Investment Advisers by GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, and GAM Europe Fund was 1.0% of each Fund's average daily net assets and the fee actually paid by GAM North America Fund was 0.71% of average daily net assets and by GAM Asian Capital Fund was 0.16% of average daily net assets. No fee was paid by GAMerica Capital Fund or GAM Japan Capital Fund. The ratio of total expenses to average net assets of each Fund was 1.57% for GAM International Fund Class A Shares and 2.22% for Class D Shares, 2.16% for GAM Global Fund Class A Shares and 2.81% for Class D Shares, 1.98% for GAM Pacific Basin Fund Class A Shares and 2.63% for Class D Shares, 2.12% for GAM Europe Fund Class A Shares, 2.98% for GAM North America Fund Class A Shares, 3.61% for GAM Japan Capital Fund Class A Shares, 3.11% for GAM Asian Capital Fund Class A Shares and 3.73% for GAMerica Capital Fund Class A Shares.

SHAREHOLDER SERVICING AGENTS

     The Funds may also contract with banks, trust companies, broker-dealers or other financial organizations to act as shareholder servicing agents to provide administrative services for the Funds, such as processing purchase and redemption transactions, transmitting and receiving funds for the purchase and sale of shares in the Funds, answering routine inquiries regarding the Funds, furnishing monthly and year-end statements and confirmations of purchases and sales of shares, transmitting periodic reports, updated prospectuses, proxy statements and other communications to shareholders, and providing other services as agreed from time to time. For these services, each Fund pays fees to shareholder servicing agents which may vary depending upon the services provided, but do not exceed an annual rate of 0.25% of the daily net asset value of the shares of a Fund owned by shareholders with whom the shareholder servicing agent has a servicing relationship.

     Some shareholder servicing agents may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a fee to the client for servicing. Shareholders using shareholder servicing agents should consult them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling or distributing securities. Although banks are currently permitted to perform administrative and shareholder servicing functions, changes in the law or its interpretation could prevent a bank from continuing to perform such services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any such change.

DISTRIBUTOR


     GAM Services Inc., 135 East 57th Street, New York, New York 10022, acts as the distributor, or principal underwriter, of the Funds' shares. Like GAM, GAM Services is indirectly controlled by Global Asset Management Ltd. and Lorelock S.A. and may be deemed to be controlled by St. James's Place Capital plc and a trust of which Gilbert de Botton may be a potential beneficiary. As distributor, GAM Services collects the sales load imposed on purchases of shares of the Funds and reallows part of the sales load to brokers who have sold shares as set forth in the table under "Purchase of Shares--Offering Price". GAM Services, as distributor for The Reserve Funds--Primary Fund ("GSAM Money Market Fund") collects a fee paid in part by the GSAM Money Market Fund pursuant to distribution and shareholder service arrangements in place for The Reserve Funds. Kevin J. Blanchfield, Vice-President and Treasurer of the Company, is Chief Operating Officer, Treasurer and a director of GAM Services.


CUSTODIAN AND ADMINISTRATOR

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Funds' securities and cash and as their administrator. Brown Brothers also maintains certain records for the Funds required by the Act and applicable Federal and state tax laws, keeps books of account, renders reports and statements, including financial statements, and disburses funds in payment of the Funds' bills and obligations. Brown Brothers employs subcustodians for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

SHAREHOLDER SERVICE AND TRANSFER AGENT

     Chase Global Fund Services Company, P.O. Box 2798, Boston, Massachusetts 02208, serves as shareholder service agent, dividend-disbursing agent, transfer agent and registrar for the Funds.

BROKERS

     The Funds may use the services of brokers which are affiliated with the Investment Advisers, provided that the commission paid to any such broker shall be reasonable and fair compared to the commission or other remuneration received by other brokers in comparable transactions involving similar securities.
--------------------------------------------------------------------------------
                             DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     The Company, a Maryland corporation, was organized on May 7, 1984. On February 18, 1986, the Company changed its name from GAM International, Inc. to GAM Funds, Inc.


     The Company has eight series of common stock outstanding, each of which may be divided into two classes of shares, Class A shares and Class D shares. The two classes of shares of a series represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects, except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required by the Act or Maryland law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution fees and other expenses of each class. Class D shares bear higher distribution fees, which will cause the Class D shares to pay lower dividends than the Class A shares. The two classes also have separate exchange privileges. Class D shares are currently available only for GAM International Fund, GAM Global Fund and GAM Pacific Basin Fund. The Company may issue other series or classes of common stock in the future.


     Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective series Fund on liquidation. Shares are fully paid and nonassessable when issued, freely transferable, have no preemptive, subscription or conversion rights and are redeemable and subject to redemption under certain conditions described above.

     Each share outstanding entitles the holder to one vote. Regulations of the SEC provide that if a Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately. The approval of an investment advisory agreement or a distribution plan pursuant to Rule 12b-1 of the Act is considered to have a separate effect on each Fund and shall be voted upon separately by the shareholders of each Fund. Election of directors, ratification of accountants, and selection and approval of a principal underwriting agreement are not considered to have such separate effect and may be voted upon by the Company as a whole. The shares do not have cumulative voting rights. The Company is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing directors, changing fundamental policies, or approving an investment advisory agreement. Shareholders will be assisted in communicating with other shareholders in connection with removing a director as if Section 16
(c) of the Act were applicable.

     The Directors believe that no conflict of interest currently exists between the Class A and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Act and Maryland law, will seek to ensure that no such conflict arises. For this purpose, the Directors will monitor the Funds for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and, in each instance, reference should be made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

     Shareholder inquiries should be directed to the Company at the telephone number or address set forth on the cover of this Prospectus.

                            GLOBAL ASSET MANAGEMENT(R)



                                 GAM FUNDS, INC.


                                   PROSPECTUS
                                      AND
                                  APPLICATION


                              DATED APRIL 30, 1996
                           AMENDED NOVEMBER 30, 1996

No dealer, salesman, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer by the Company to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.


                                                                        GAM LOGO

GAM FUNDS, INC. - NEW ACCOUNT APPLICATION

Mail to: Chase Global Funds Services Company, P. O. Box 2798, Boston, MA 02208

================================================================================
ACCOUNT REGISTRATION
================================================================================

/ / JOINT TENANT REGISTRATION will be as "joint tenants with the right of survivorship" and not as "tenants in common" unless specified, and both registrants should sign this application.

/ /  TRUST  REGISTRATIONS  should   specify  the name of the trust,  trustee(s),
     beneficiary(ies), date of trust instrument, and the trustee, or other fiduciary, should sign this application.

/ / UNIFORM GIFTS/TRANSFERS TO MINORS REGISTRATION should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number and the custodian should sign this application.)

/ / INSTITUTIONAL REGISTRATIONS should be in the name of the institution, and an officer should sign, indicating corporate or partnership office or title, this application.

/ /  For an INDIVIDUAL  RETIREMENT  ACCOUNT  (IRA),  a different  application is
     required.   Please  call  (800)   426-4685   ext.  1  or  your   investment
     representative to obtain an IRA application.

Registration Type: (Choose One)   / / Individual      / / Gift/Transfer to Minor

                                  / / Joint Tenants   / / Trust

                                  / / Other____________________________________


Investor(s) Information            Owner                     Joint Owner

Name                     _________________________    __________________________

Address                  _________________________    __________________________

City/State/Zip           _________________________    __________________________

Taxpayer ID/Social
Security Number          _________________________    __________________________

Date of Birth            _________________________    __________________________

Daytime phone            (    )___________________    (    )____________________


================================================================================
AMOUNT INVESTED
================================================================================

The minimum initial investment is $10,000 per fund and subsequent investments are $1,000 per fund.

                           Current Investment Amount        Class A    Class D

GAM International Fund:    $____________________________      / /        / /

GAM Global Fund:           $____________________________      / /        / /

GAM Europe Fund:           $____________________________      / /        / /

GAM Pacific Basin Fund:    $____________________________      / /        / /

GAM Japan Capital Fund:    $____________________________      / /        / /

GAM Asian Capital Fund:    $____________________________      / /        / /

GAM North America Fund:    $____________________________      / /        / /

GAMerica Capital Fund:     $____________________________      / /        / /

GAM Money Market Account:  $____________________________      / /        / /


INVESTMENT ADVISOR/BROKER (IF APPLICABLE)

Representative's Name_______________________  Branch Address____________________

Representative's Number_____________________  __________________________________

Representative's Phone Number (   )_________  __________________________________

Firm Name___________________________________  Branch Number_____________________


CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS

All dividends and capital gains distributions will be reinvested in additional shares of the same class of the same Fund unless the appropriate boxes below are checked:

/ / Pay  dividends  in cash      / / Pay  capital  gains  distributions  in cash


================================================================================
ADDITIONAL  FEATURES  AVAILABLE
================================================================================

TELEPHONE  PRIVILEGES
By checking any box, you authorize the Funds or their agents to honor telephone requests from you after you have reasonably identified yourself.
/ / Telephone Exchange - Exchange shares of any Fund for shares of any other Fund.
/ / Telephone Redemption - Redemption of shares by telephone.

WIRE TRANSFER
Please complete wiring instructions below if you wish to be able to instruct the Funds to wire redemption proceeds. A nominal fee will be deducted from the redemption proceeds.

Bank Name       ___________________________  ABA #*_____________________________

Name on Account ___________________________  Account #__________________________

Bank Address    ___________________________  ___________________________________

* The ABA # is the nine-digit number that preceeds your account number along the bottom of your check.
**Savings and loan associations or credit unions may not be able to receive wire redemptions.

AUTOMATIC INVESTMENT PROGRAMME (OPTIONAL)
By completing the section below you authorize the Fund's Agent to initiate Automated Clearing House ("ACH") debits on the 25th day of each month or the next business day. Please attach a voided check.

Fund                     Investment Amount            Monthly    or   Quarterly

_______________________  $_______________________        / /             / /

_______________________  $_______________________        / /             / /

Bank Name_______________________________   ABA #________________________________

Name on Account_________________________   Account #____________________________

Bank Address (City, State Only)_________________________________________________

* The ABA # is the nine-digit number that preceeds your account number along the bottom of your check.

                                                                    Over, please
                                                                       continued

SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)
By completing the section below you authorize the Fund's Agent to redeem the necessary number of shares from your account in order to make periodic payments. The minimum is $500 per Fund.


Fund                      Withdrawal Amount                     Choose One
                                               Monthly    Quarterly    Semi-annually   Annually
________________________  $_________________     / /         / /           / /            / /

________________________   _________________     / /         / /           / /            / /


/ / Credit to bank account as  designated  under Wire  Transfer or

/ / Send check to name  and  address  of  account  registration

* This request for Systematic Withdrawal Plan must be received by the 18th day of the month in which you wish withdrawals to begin. Redemption of shares will occur on the 25th day of the month prior to payment or the next business day.


STATEMENT  OF  INTENTION (OPTIONAL)

/ / I/we agree to the Statement of Intention and Escrow Agreement set forth below. Although I/we am/are not obligated to do so, I/we intend to invest in the Funds over a 13-month period at least:

/ / $100,000   / / $300,000   / / $600,000   / / $1,000,000   / / $4,000,000

RIGHT  OF ACCUMULATION  (OPTIONAL)

/ / I/we qualify for the Right of  Accumulation  described in the  Prospectus.
    (Please identify in whose name shares are registered, in which Fund(s), the shareholder's account number, and the shareholder's relationship to you):

________________________________________________________________________________

________________________________________________________________________________


NET ASSET VALUE ELIGIBILITY

/ / Check here if eligible for waiver of sales load. (See page 31)

    Specify reason______________________________________________________________

AGREEMENT AND SIGNATURE(S)

1. I/we have received, read and carefully reviewed a copy of the Funds' prospectus.

2. All share purchases are subject to acceptance and are governed by New York law.

3. I/we authorize you to honor redemption requests by telephone or facsimile, if so elected above.

4. I/we authorize you to accept telephone or facsimile exchange instructions, if so elected above.

5. I/we authorize you to wire proceeds of redemptions, if so elected above.

6. I/we hereby agree that neither the Company nor Chase Global Funds Services Company will be liable for any loss, liability or expense as a result of any action taken upon instructions believed by it to be genuine and which were in accordance with the procedures set forth in the prospectus.


--------------------------------------------------------------------------------
Under penalty of perjury, I/we certify that (1) the number shown on this form is my/our correct taxpayer identification number and (2) I/we am/are not subject to backup withholding either because I/we have not been notified by the Internal Revenue Service that I/we am/are subject to backup withholding as a result of failure to report all interest and dividends, or the Internal Revenue Service has notified me/us that I/we am/are no longer subject to backup withholding. (If you have been notified by the Internal Revenue Service that you are currently subject to backup wthholding, strike out phrase (2) above.) The Internal Revenue Service does not require your consent to any provision of this document other than the preceding certifications required to avoid backup withholding.
--------------------------------------------------------------------------------


X_______________________________________  X_____________________________________

X_______________________________________  X_____________________________________

SIGNATURE(S) OF ALL APPLICANTS REGISTERED ABOVE - Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for corporation, trust, custodial account, etc.).

                                                Date_________________ 199_______


STATEMENT OF INTENTION

If you anticipate investing $100,000 or more in shares of the Funds within a 13-month period, you may obtain a reduced sales load as though the total quantity were invested in one lump sum by filing a Statement of Intention within 90 days of the start of the purchases.

To ensure that the reduced price will be received on future purchases, you must inform Chase Global Funds Services Company that this Statement is in effect each time shares are purchased.

Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the application, as described in the prospectus. You are not committed to purchase additional shares, but if your purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, you will pay the increased amount of the sales load prescribed in the Escrow Agreement.

Neither dividends nor capital gain distributions invested in additional shares will apply toward the completion of this Statement.

This Statement is not effective until accepted by the Company.

If the total purchases under this Statement are large enough to qualify for an even lower sales load than that applicable to the amount specified in the Statement, then you must notify the Transfer Agent and all transactions will then be recomputed at the expiration date of this Statement to give effect to the lower load. Any difference in sales load as a result of these additional purchases will be applied to the purchase of additional shares at the lower load if specified by you or refunded to you in cash if you so specify.

ESCROW  AGREEMENT

Out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by Chase Global Funds Services Company in the form of shares registered in your name. All dividends and capital gain distributions on escrowed shares will be paid to you or to your order. When the minimum investment so specified is completed, the escrowed shares will be released.

If the investment is not completed, the Company will redeem an appropriate number of the escrowed shares in order to realize any difference between the sales load on the amount specified and on the amount actually attained. Shares remaining after any such redemption will be released from escrow.

In signing the application, you irrevocably constitute and appoint Chase Global Funds Services Company your attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

                                 GAM FUNDS, INC.


                  GAM FUNDS, INC. (the "Company") is a diversified open-end management investment company which offers investors the opportunity to invest in nine different portfolios (the "Funds"):


                  GAM GLOBAL FUND - investing primarily in the United States, Europe, the Pacific Basin, and Canada.

                  GAM INTERNATIONAL FUND - investing primarily in Europe, the Pacific Basin and Canada.

                  GAM PACIFIC BASIN FUND - investing primarily in the Pacific Basin, including Japan, Hong Kong, Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia and Australia.

                  GAM JAPAN CAPITAL FUND - investing primarily in Japan.

                  GAM ASIAN CAPITAL FUND - investing primarily in Asia excluding Japan.

                  GAM EUROPE FUND - investing primarily in Europe.

                  GAM NORTH AMERICA FUND - investing primarily in the United States and Canada.

                  GAMERICA CAPITAL FUND - investing primarily in the United States.



                  GAM INTERNATIONAL MANAGEMENT LIMITED ("GAM") provides investment analysis and advice regarding each Fund's portfolio. FAYEZ SAROFIM & CO. ("Sarofim") acts as co-investment adviser to GAM North America Fund. (GAM and Sarofim are referred to jointly as the "Investment Advisers".)


                            -------------------------


                  This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Funds, dated April 30, 1996, and amended November 30, 1996, which can be obtained without cost upon request at the address or telephone numbers indicated below.


                            -------------------------


                  The date of this Statement of Additional Information is April 30, 1996, amended November 30, 1996.


                                 GAM FUNDS, INC.
                              135 East 57th Street
                               New York, NY 10022

                               Tel: (212) 407-4600
                               Fax: (212) 407-4684

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT OBJECTIVE AND POLICIES............................................  3
         Rating of Securities................................................  3
         United States Government Obligations................................  3
         Repurchase Agreements...............................................  4
         Options ............................................................  4
         Stock Index Futures and Options.....................................  5
         Interest Rate Futures and Options...................................  7
         Foreign Currency Transactions.......................................  7
         Lending Portfolio Securities........................................  9
         Warrants ........................................................... 10
         Borrowing........................................................... 10
         Restricted Securities............................................... 10
         Future Developments................................................. 10
         Investment Restrictions............................................. 11
         Risk Considerations................................................. 12

PERFORMANCE INFORMATION...................................................... 14

NET ASSET VALUE, DIVIDENDS AND TAXES......................................... 15
         Net Asset Value..................................................... 15
         Suspension of the Determination of Net Asset Value.................. 15
         Tax Status.......................................................... 16

MANAGEMENT OF THE COMPANY.................................................... 17
         Compensation of Directors and Executive Officers.................... 18
         Principal Holders of Securities..................................... 19
         Change of Name...................................................... 22

INVESTMENT ADVISORY AND OTHER SERVICES....................................... 22
         Investment Advisory Contracts....................................... 22
         Advisory Fees....................................................... 23
         Investment Advisers................................................. 24
         Distribution of Shares.............................................. 26
         Custodian and Administrator......................................... 26
         Shareholder Service and Transfer Agent.............................. 27
         Legal Counsel....................................................... 27
         Independent Accountants............................................. 27
         Reports to Shareholders............................................. 27

BROKERAGE ALLOCATION......................................................... 27

FINANCIAL STATEMENTS......................................................... 29

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of each Fund are described in the Prospectus under the heading "Investment Objective and Policies and Risk Considerations." Set forth below is additional information with respect to the investment objective and policies of each Fund.

RATING OF SECURITIES

     Each Fund may invest a substantial portion of its assets in debt securities issued by companies or governments and their agencies and instrumentalities if it determines that the long-term capital appreciation of such debt securities may equal or exceed the return on equity securities. The debt securities (bonds and notes) in which the Funds may invest will be rated C or better by Moody's Investors Services, Inc. ("Moody's") or D or better by Standard & Poor's Corporation ("S&P"), which are the lowest ratings, or, if unrated, be comparable in quality as determined pursuant to guidelines established by the Company's Board of Directors, since debt securities of foreign companies and foreign governments are not generally rated by Moody's or S&P. Each Fund may, for temporary defensive purposes, invest in debt securities (with remaining maturities of five years or less) issued by companies and governments and their agencies and instrumentalities and in money market instruments denominated in currency of the United States or foreign nations. The money market instruments include commercial paper which, when purchased, is rated Prime-1 or better by Moody's or A-1 or better by S&P or, if not rated, is issued by a company which at the date of investment has an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P or is of equivalent investment quality as determined by the Company pursuant to guidelines established and maintained in good faith by the Board of Directors. A description of the Moody's and S&P rating systems is contained in the Appendix to this Statement of Additional Information.


     None of the Funds will invest more than 5% of its assets in debt securities which are rated lower than "investment grade" by a rating service. Debt securities rated lower than "investment grade," also known as "junk bonds," are those debt securities not rated in one of the four highest categories by a rating service (e.g., bonds rated lower than BBB by S&P or lower than Baa by
Moody's). Junk bonds, and debt securities rated in the lowest "investment grade," have speculative characteristics, and changes in economic circumstances or other circumstances are more likely to lead to a weakened capacity on the part of issuers of such lower rated debt securities to make principal and interest payments than issuers of higher rated investment grade bonds. Developments such as higher interest rates may lead to a higher incidence of junk bond defaults, and the market in junk bonds may be more volatile and illiquid than that in investment grade bonds.


     A Fund will not invest more than 3% of its total assets in securities (including money market instruments and repurchase agreements) issued by any single non-United States bank, nor will a Fund acquire more than 3% of the outstanding voting stock of any non-United States bank.

UNITED STATES GOVERNMENT OBLIGATIONS

     Under the circumstances indicated under the heading "Investment Objective and Policies" in the Prospectus, the Funds may invest in securities of the United States government, its agencies and instrumentalities. United States government securities include (1) United States Treasury obligations, which differ only in their interest rates, maturities and times of issuance, and which include United States Treasury bills (maturing in one year or less), United States Treasury notes (maturing in one to ten years) and United States Treasury bonds (generally maturing in more than ten years); and (2) obligations issued or guaranteed by United States government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Treasury, (c) discretionary authority of the United States government to purchase certain obligations of the United States government agency or instrumentality, or (d) the credit of the agency or instrumentality. Agencies and instrumentalities include, but are not limited to: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Bank, Student Loan Marketing Association, Federal National Mortgage Association and Government National Mortgage Association.

REPURCHASE AGREEMENTS

     Each Fund may, for temporary defensive purposes, invest in repurchase agreements. In such a transaction, at the same time a Fund purchases a security, it agrees to resell it to the seller and is obligated to redeliver the security to the seller at a fixed price and time. This establishes a yield during the Fund's holding period, since the resale price is in excess of the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for a Fund to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the delivery date; in the event of a default the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The collateral is marked-to-market daily and the Investment Advisers monitor the value of the collateral in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon sum to be paid to a Fund. If the seller were to be subject to a United States bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions in the bankruptcy law. Each Fund may only enter into repurchase agreements with domestic or foreign securities dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Directors.

OPTIONS

     The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund's portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing secured put options is to realize income in the form of premiums. The writer of a secured put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

     Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Fund may write (a) in-the-money call options when the Fund expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Fund expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Fund expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

     To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it has previously written on a security. A Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale of the option.

     Although each Fund generally will purchase or write only those options for which it believes there is an active secondary market so as to facilitate closing transactionsManagement , there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     The success of each Fund's options trading activities will depend on the ability of the Investment Advisers to predict correctly future changes in the prices of securities. Purchase or sale of options to hedge each Fund's existing securities positions is also subject to the risk that the value of the option purchased or sold may not move in perfect correlation with the price of the underlying security.

     It is a condition to the favorable tax treatment afforded to a regulated investment company, such as the Funds, that each Fund derive less than 30% of its gross income from the sale or disposition of securities (including certain options and futures contracts) held for less than three months. This requirement may limit the extent to which each Fund may engage in trading in options and futures (discussed below), and options and futures trading may increase the risk that a Fund may not satisfy this requirement and that it may therefore become liable for taxes on its income and gains. The greater leverage in options and futures trading may also tend to increase the daily fluctuations in the value of a Fund's shares.

STOCK INDEX FUTURES AND OPTIONSSTOCK INDEX FUTURES AND OPTIONS

     Each Fund may purchase and sell stock index futures contracts, and purchase, sell and write put and call options on stock index futures contracts, for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market value of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the Standard & Poor's 100. If the assets of a Fund are substantially invested in equity securities, the Fund might sell a futures contract based on a stock index which is expected to reflect changes in prices of stocks in the Fund's portfolio in order to hedge against a possible general decline in market prices. A Fund may similarly purchase a stock index futures contract to hedge against a possible increase in the price of stocks before the Fund is able to invest cash or cash equivalents in stock in an orderly fashion.

     The effectiveness of trading in stock index futures and options as a hedging technique will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index future or option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase, sale or writing of a stock index future or option depends upon movements in the level of stock prices in the stock market generally, or in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a stock index and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Investment Advisers still may not result in a successful hedging transaction.

     Successful use of stock index futures by the Funds also is subject to the ability of the Investment Adviser to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Each Fund may purchase and sell commodity futures contracts, and purchase, sell or write options on futures contracts, for bona fide hedging purposes or otherwise in accordance with applicable rules of the Commodity Futures Trading Commission (the "CFTC"). CFTC rules permit an entity such as a Fund to acquire commodity futures and options as part of its portfolio management strategy, provided that the sum of the amount of initial margin deposits and premiums paid for unexpired commodity futures contracts and options would not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.


     When a Fund enters into a futures contract or writes an option on a futures contract, it will instruct its custodian to segregate cash or liquid securities having a market value which, when added to the margin deposited with the broker or futures commission merchant, will at all times equal the purchase price of a long position in a futures contract, the strike price of a put option written by the Fund, or the market value (marked-to-market daily) of the commodity underlying a short position in a futures contract or a call option written by the Fund, or the Fund will otherwise cover the transaction.

INTEREST RATE FUTURES AND OPTIONS

     Each Fund may hedge against the possibility of an increase or decrease in interest rates adversely affecting the value of securities held in its portfolio by purchasing or selling a futures contract on a specific debt security whose price is expected to reflect changes in interest rates. However, if a Fund anticipates an increase in interest rates and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates.

     A Fund may purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates. A Fund will sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in the portfolio securities of the Fund which are the subject of the hedge. In addition, a Fund's purchase of such options will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate. The potential loss related to the purchase of an option on interest rate future contracts is limited to the premium paid for the option.

     Although each Fund intends to purchase or sell commodity futures contracts only if there is an active market for each such contract, no assurance can be given that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

FOREIGN CURRENCY TRANSACTIONS

     Since investments in foreign securities will usually involve currencies of foreign countries, and since each Fund may temporarily hold funds in foreign or domestic bank deposits in foreign currencies during the completion of investment programs, the value of the assets of each Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission.

     Each Fund may enter into forward foreign exchange contracts for speculative purposes and under the following circumstances: First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it purchases or already holds, it may desire to "lock-in" the United States dollar price of the security or the United States dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and the subject foreign currency during the period between the date the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which payment is made or received.

     Second, if it is believed that the currency of a particular foreign country may suffer a substantial decline against the United States dollar or another currency, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

     The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Each Fund will place cash or liquid securities in a separate custody account of the Fund with the Company's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the hedge contracts or otherwise cover such transactions. The securities placed in the separate account will be marked-to-market daily. If the value of the securities placed in the separate account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's uncovered commitments with respect to such contracts.

     The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may also purchase an "offsetting" contract prior to the maturity of the underlying contract. There is no assurance that such an "offsetting" contract will always be available to a Fund.

     It is impossible to forecast with absolute precision what the market value of portfolio securities will be at the expiration of a related forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a security being sold is less than the amount of foreign currency the Fund is obligated to deliver. Conversely, a Fund may sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Each Fund's dealing in forward foreign exchange contracts will be limited to the transactions described above. A Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Company. It also should be realized that this method of hedging the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The Funds may purchase or sell options to buy or sell foreign currencies and options on foreign currency futures, or write such options, as a substitute for entering into forward foreign exchange contracts in the circumstances described above. For example, in order to hedge against the decline in value of portfolio securities denominated in a specific foreign currency, a Fund may purchase an option to sell, for a specified amount of dollars, the amount of foreign currency represented by such portfolio securities. In such case, the Fund will pay a "premium" to acquire the option, as well as the agreed exercise price if it exercises the option.

     Although each Fund values its assets daily in terms of United States dollars, the Funds do not intend to convert their foreign currency holdings into United States dollars on any regular basis. A Fund may so convert from time to time, and thereby incur certain currency conversion charges. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

LENDING PORTFOLIO SECURITIES

     Each Fund may lend its portfolio securities to brokers, dealers and financial institutions when secured by collateral maintained on a daily marked-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. A Fund may at any time call the loan and obtain the return of the securities loaned. No such loan will be made which would cause the aggregate market value of all securities lent by a Fund to exceed 15% of the value of the Fund's total assets. The Fund will continue to receive the income on loaned securities and will, at the same time, earn interest on the loan collateral. Any cash collateral received under these loans will be invested in short-term money market instruments. Where voting or consent rights with respect to loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved will have a material effect on the Fund's investment in the securities loaned.

WARRANTS

     Each Fund may purchase warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Each Fund may invest up to 10% of its net assets, valued at the lower of cost or market value, in warrants (other than those that have been acquired in units or attached to other securities), including warrants not listed on American or foreign stock exchanges. Prices of warrants do not move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such warrant.

BORROWING

     Each Fund may borrow from banks for temporary emergency purposes. Each Fund will maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. (For this purpose, the proceeds received from a reverse repurchase agreement will be deemed a borrowing by a Fund.) If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio holdings at the time.

     Borrowing money, also known as leveraging, will cause a Fund to incur interest charges, and may increase the effect of fluctuations in the value of the investments of the Fund on the net asset value of its shares. A Fund will not purchase additional securities for investment while there are borrowings outstanding representing more than 5% of the total assets of the Fund.

RESTRICTED SECURITIES


     The Funds may purchase securities that are not registered for sale to the general public in the United States, but which can be resold to institutional investors in the United States, including securities offered pursuant to Rule 144A adopted by the United States Securities and Exchange Commission ("SEC"). Provided that a dealer or institutional trading market in such securities exists, either within or outside the United States, these restricted securities will not be treated as illiquid securities for purposes of the Funds' investment restrictions. The Board of Directors will establish standards for determining whether or not 144A securities are liquid based on the level of trading activity, availability of reliable price information and other relevant considerations. The Funds may also purchase privately placed restricted securities for which no institutional market exists. The absence of a trading market may adversely affect the ability of the Funds to sell such illiquid securities promptly and at an acceptable price, and may also make it more difficult to ascertain a market value for illiquid securities held by the Funds. The purchase by the Funds of securities offered pursuant to Rule 144A may also increase the level of illiquidity of a Fund if qualified institutional investors cease to be interested in purchasing such restricted securities and no other market exists.


FUTURE DEVELOPMENTS

     The Funds may take advantage of opportunities in the area of options and futures contracts and other derivative financial instruments which are developed in the future, to the extent such opportunities are both consistent with each

Fund's investment objective and permitted by applicable regulations.  The Funds'
Prospectus  and  Statement  of  Additional   Information   will  be  amended  or
supplemented, if appropriate in connection with any such practices.

INVESTMENT RESTRICTIONS

     Each Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "Act"), this means the lesser of (a) 67% or more of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

     In accordance with these restrictions, each Fund may not:

     1. With respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer (other than the United States government, its agencies and instrumentalities) or purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. (For this purpose all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.)

     2. Invest for the purpose of exercising control or management of another company.

     3. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     4. Invest in real estate (including real estate limited partnerships), although a Fund may invest in marketable securities which are secured by real estate and securities of companies which invest or deal in real estate.

     5. Invest more than 10% of the value of its total assets in securities of companies which, with their predecessors, have a record of less than three years' continuous operation.

     6. Purchase or retain the securities of any issuer if any of the officers or directors of the Company or its investment adviser owns individually more than 1/2 of 1% of the securities of such issuer and together such officers and directors owning more than 1/2 of 1% own more than 5% of the securities of such issuer.

     7. Concentrate more than 25% of the value of its total assets in any one industry (including securities of non-United States governments).

     8. Make loans, except that this restriction shall not prohibit (1) the purchase of publicly distributed debt securities in accordance with a Fund's investment objectives and policies, (2) the lending of portfolio securities, and
(3) entering into repurchase agreements.

     9. Borrow money, except from banks for temporary emergency purposes and, in no event, in excess of 33 1/3% of its total assets at value or cost, whichever is less; or pledge or mortgage its assets or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

     10. Underwrite securities issued by others except to the extent the Company may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of its portfolio securities.

     11. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, reorganization or acquisition of assets or (b) a Fund may purchase securities of closed-end investment companies up to
(i) 3% of the outstanding voting stock of any one investment company (including for this purpose investments by any other series of the Company), (ii) 5% of the total assets of the Fund with respect to any one investment company and (iii) 10% of the total assets of the Fund in the aggregate.

     12.  Invest  in  interests  in oil,  gas or other  mineral  exploration  or
development  programs  (including  leases),   although  it  may  invest  in  the
securities of companies which invest in or sponsor such programs.

     13. Invest more than 15% of the Fund's net assets in securities which cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid" securities (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days).

     14. Participate on a joint or a joint and several basis in any trading account in securities.

     15. Issue senior securities (as defined in the Act), other than as set forth in paragraph 9 above and except to the extent that foreign currency forward contracts may be deemed to constitute a senior security.

     16. Invest in commodities or commodity futures contracts, except that each Fund may enter into forward foreign exchange contracts and may invest up to 5% of its net assets in initial margin or premiums for futures contracts or options on futures contracts.

     If a percentage restriction (other than the restriction on borrowing in paragraph 9) is adhered to at the time of investment, a subsequent increase or decrease in the percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation. Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or property.

RISK CONSIDERATIONS

     Investors should carefully consider the risks involved in investments in securities of companies and governments of foreign nations, which add to the usual risks inherent in domestic investments. Such special risks include the lower level of government supervision and regulation of stock exchanges, broker-dealers and listed companies, fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, securities prices in foreign countries are generally subject to different economic, financial, political and social factors than prices of securities of United States issuers.

     The Company anticipates that the portfolio securities of foreign issuers held by each Fund generally will not be registered with the SEC nor will the issuers thereof be subject to the reporting requirements of such agency. In addition, the governments under which these companies are organized may impose less government supervision than is required in the United States. Accordingly, there may be less publicly available information concerning certain of the issuers of securities held by the Funds than is available concerning United States companies. In addition, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to United States companies.

     It is contemplated that the Funds' foreign portfolio securities generally will be purchased on stock exchanges or in over-the-counter markets located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock exchanges generally have substantially less volume than the New York Stock Exchange and may be subject to less government supervision and regulation than those in the United States. Accordingly, securities of foreign companies may be less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, price volatility can be greater than in the United States.

     Foreign broker-dealers also may be subject to less government supervision than those in the United States. Although the Funds endeavor to achieve the most favorable net results on their portfolio transactions, fixed commissions for transactions on certain foreign stock exchanges may be higher than negotiated commissions available on United States exchanges.

     With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, and limitations on the transfer or exchange of funds or other assets of the Funds. The Funds' ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. There is also the risk in certain foreign countries of political or social instability, or diplomatic developments which could affect United States investments as well as the prices of securities in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     The Company will keep abreast of, and its Board of Directors will consider at least annually the likelihood of, the imposition by any foreign government of exchange control restrictions which would likely affect the liquidity of a Fund's assets maintained with custodians in such countries, as well as the degree of risk from political, social and economic events and developments to which such assets may be exposed. Even such close consideration, however, might not be sufficient to detect an unexpected event leading to the imposition of exchange control restrictions. The Board of Directors will also consider the degree of risk involved in the holding of portfolio securities in domestic and foreign securities depositories. The Board of Directors will take such measures, which may from time to time include the maintenance of expropriation insurance and/or depository account insurance, to the extent that, in their good faith judgment, they deem advisable under prevailing conditions. The Company does not presently maintain any expropriation insurance or depository account insurance. No assurance can be given that the appraisal of perceived risks by the Board of Directors will always be correct or that exchange control restrictions or activities of foreign governments which might materially adversely affect the value of a Fund's portfolio might not occur.

     Because the shares of the Funds are redeemable on a daily basis in United States dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain United States dollars to the extent necessary to meet anticipated redemptions. The Funds do not believe that this consideration will have any significant effects on their portfolio strategies under present conditions.


                            PERFORMANCE INFORMATION

     The average annual total return of each Fund for the periods ended December 31, 1995 is set forth in the table below. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated that would equate the initial amount invested in a Fund to the redemption value at the end of the period. All dividends and distributions are assumed to be reinvested. The results are shown both with and without deduction of the sales load, since the sales load can be waived for certain investors.

                                                   Average Annual Return
                                         ---------------------------------------
                                         After Deduction of    Without Deduction
                                         Maximum Sales Load      of Sales Load

GAM International Fund (Class A)
       1 year                                  23.58%              30.09%
       5 years                                 18.91%              20.14%
       10 years                                18.41%              19.02%
       From inception (1/2/85)                 21.65%              22.22%

GAM International Fund (Class D)
       From inception (9/5/95)                  5.44%               9.26%

GAM Global Fund (Class A)
       1 year                                  29.44%              36.25%
       5 years                                 14.95%              16.13%
       From inception (5/28/86)                11.43%              12.03%

GAM Global Fund (Class D)
       From inception (9/5/95)                  3.23%               6.97%

GAM Pacific Basin Fund (Class A)
       1 year                                  (0.72)%              4.50%
       5 years                                 13.44%              14.60%
       From inception (5/6/87)                 11.22%              11.88%

GAM Pacific Basin Fund (Class D)
       From inception (9/5/95)                 (1.23)%              2.35%

GAM Europe Fund
       1 year                                  10.93%              16.77%
       5 years                                  4.48%               5.56%
       From inception (1/1/90)                  0.74%               1.60%

GAM North America Fund
       1 year                                  24.35%              30.90%
       5 years                                 10.90%              12.05%
       From inception (1/1/90)                  9.40%              10.34%

GAM Japan Capital Fund
       1 year                                   1.12%               6.45%
       From inception (7/1/94)                 (1.80)%              1.61%

GAM Asian Capital Fund
       From inception (5/12/95)                (9.04)%            (4.25)%

GAMerica Capital Fund
               From inception (5/12/95)        (3.69)%              1.38%

     Prospective investors should note that past results may not be indicative of future performance. The investment return and principal value of shares of a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                      NET ASSET VALUE, DIVIDENDS AND TAXES

     Reference is made to the material in the Prospectus under the heading "Net Asset Value, Dividends and Taxes."

NET ASSET VALUE

     As stated in the Prospectus, each Fund determines its net asset value each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays, in addition to Saturdays and Sundays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Portfolio securities, including ADR's, EDR's and options, which are traded on stock exchanges or a national securities market will be valued at the last sale price as described in the Prospectus as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market will be valued at the last available bid price in the over-the-counter market prior to the time of valuation. Money market securities will be valued at market value, except that instruments maturing within 60 days of the valuation are valued at amortized cost. The other securities and assets of each Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities quoted in foreign currencies will be converted to United States dollar equivalents using prevailing market exchange rates.

SUSPENSION OF THE DETERMINATION OF NET ASSET VALUE

     The Board of Directors may suspend the determination of net asset value for a Fund for the whole or any part of any period during which (1) the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) the Securities and Exchange Commission may by order permit for the protection of the holders of the Fund's shares.

TAX STATUS

     Although each Fund is a series of the Company, it is treated as a separate corporation for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to meet certain diversification-of-assets and other requirements in order to qualify under the Code as a regulated investment company. If it qualifies, a Fund will not be subject to United States Federal income tax on net ordinary income and net capital gains which are distributed to its shareholders within certain time periods specified in the Code. Each Fund intends to distribute annually all of its net ordinary income and net capital gains. If a Fund were to fail to distribute timely all such income and gains, it would be subject to Federal corporate income tax and, in certain circumstances, a 4% excise tax on its undistributed income and gains.

     Distributions from net ordinary income and net short-term capital gains are taxable to shareholders as ordinary income. The 70% deduction available to corporations for dividends received from a Fund will apply to ordinary income distributions only to the extent that they are attributable to a Fund's dividend income from United States corporations. Distributions from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares in respect of which such distributions are received have been held by the shareholder. Dividends declared in December will be treated as received in December as long as they are actually paid before February 1 of the following year.

     After a Fund makes a distribution to shareholders, the value of each outstanding share of the Fund will decrease by the amount of the distribution. If a shareholder purchases shares immediately before the record date of the distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gain distribution (also known as "buying a dividend").

     Income from foreign securities purchased by a Fund may be reduced by a withholding tax at the source. If as of the fiscal year-end of a Fund more than 50% of the Fund's assets are invested in securities of foreign corporations, then the Fund may make an election which will result in the shareholders having the option to elect either to deduct their pro rata share of the foreign taxes paid by the Fund or to use their pro rata share of the foreign taxes paid by the Fund in calculating the foreign tax credit to which they are entitled. Distributions by a Fund will be treated as United States source income for purposes other than computing the foreign tax credit limitation. As a result, a Fund may be required to withhold Federal tax on certain distributions to foreign shareholders.

     Ordinarily, distributions and redemption proceeds earned by a United States shareholder of a Fund are not subject to withholding of Federal income tax. However, distributions or redemption proceeds paid by a Fund to a shareholder may be subject to 20% backup withholding if the shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or an applicable exemption certificate.

     In addition to the Federal income tax consequences described above relating to an investment in a Fund, there may be other Federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisors with respect to the effect of this investment on their own specific situations.

                            MANAGEMENT OF THE COMPANY

     The name, address, principal occupation during the past five years and other information with respect to each of the Directors and Executive Officers of the Company are as follows:


      Name and Address:
      Position(s) Held                                Principal Occupation(s)
      With the Company                                During Past Five Years
     ------------------                               -----------------------

Gilbert de Botton*.........................     Chairman, Global Asset Management Limited,  investment adviser,
  12 St. James's Place                          1983 to present;  Chairman,  Global Asset (U.K.) Ltd.,  holding
  London SW1A 1NX                               company,  1983  to  present;   Vice  President,   Global  Asset
  England                                       Management  Limited  (Bermuda),  investment  adviser,  1989  to
     Director and President                     present.

George W. Landau...........................     President,  Americas  Society and the Council of the  Americas,
  2601 South Bayshore Drive                     1985-1993;   Chairman,   Latin   American   Advisory  Board  of
  Suite 1109                                    Coca-Cola International, 1988 to present.
  Coconut Grove, FL 33133
        Director

Therese Meier*.............................     Managing Director,  Global Asset Management GAM (Schweiz) A.G.,
  Muhlebachstrasse 173                          Zurich, 1983 to present.
  8008 Zurich
  Switzerland
        Director

Madelon DeVoe Talley.......................     Author and  consultant;  Commissioner,  Port  Authority  of New
  876 Park Avenue                               York  and New  Jersey;  Governor  of  National  Association  of
  New York, NY  10021                           Securities  Dealers,  Inc.;  Trustee,  New York State  Teachers
        Director                                Retirement System, 1988 to 1993.

Roland Weiser..............................     President, Intervista, business consulting, 1984 to present.
  86 Beekman Road
  Summit, New Jersey 07901
        Director



-------------------------
* Mr. de Botton and Mrs. Meier are Directors who are "interested persons" of the Company within the definitions set forth in the Act.

      Name and Address:
      Position(s) Held                                Principal Occupation(s)
      With the Company                                During Past Five Years
      -----------------                               -----------------------


Kevin Blanchfield..........................     Chief  Operating  Officer,  Treasurer and Assistant  Secretary,
  135 East 57th Street                          Global Asset Management  (USA) Inc., GAM Investments,  Inc. and
  New York, NY  10022                           GAM Services Inc., 1995 to present;  Vice President,  Secretary
        Vice President,                         and  Treasurer,   Global  Asset   Management  (USA)  Inc.,  GAM
        Treasurer and                           Investments,  Inc. and GAM Services Inc., 1993 to 1995;  Senior
        Assistant Secretary                     Vice President -  Finance and  Administration,  Lazard Freres &
                                                Co., 1991 to 1993; Senior Vice President-Finance,  J&W Seligman
                                                & Co. Inc., prior to 1991.






-----------------------------------

     Each independent Director of the Company receives annual compensation from the Company of $5,000 per year plus $500 for each regularly scheduled Board of Directors meeting attended and is reimbursed by the Company for travel expenses incurred in connection with attendance at Board of Directors meetings. The officers and interested Directors of the Company do not receive any compensation from the Company.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The name, position(s) and information related to the compensation of each of the Directors and the three highest paid Executive Officers of the Company are as follows:



                                      Aggregate           Pension or           Estimated       Total Compensation
                                    Compensation      Retirement Benefits   Annual Benefits   From the Company and
   Name and Position(s) Held          From the        Accrued as Part of          Upon            Fund Complex
          With the Company              Company         Company Expenses       Retirement      Paid to Directors


Gilbert de Botton                 $0                                                          $0
  Director and President

George W. Landau                  $6,500                                                      $6,500
  Director

Therese Meier                     $0                                                          $0
  Director

Madelon DeVoe Talley              $7,000                                                      $7,000
  Director

Roland Weiser                     $7,000                                                      $7,000
  Director


PRINCIPAL HOLDERS OF SECURITIES

     As of March 25, 1996, the following persons may be deemed to own beneficially more than 5% of the outstanding shares of any Fund.


                                  INTER-      INTER-                                                           NORTH        JAPAN
                                 NATIONAL    NATIONAL    GLOBAL    GLOBAL   PAC BASIN  PAC BASIN    EUROPE     AMERICA      CAPITAL
                                 CLASS A      CLASS D    CLASS A    CLASS D   CLASS A    CLASS D    CLASS A    CLASS A      CLASS A
                                 -------      -------    -------    -------   -------    -------    -------    -------      -------

Alex Brown & Sons                       -     260,674         -         -     10,167         -           -          -        15,313
P.O. Box 1346                           -      23.01%        -         -       0.26%        -           -          -          0.68%
Baltimore, MD  21203

Bear Stearns Securities Corp.           -      12,315         -     4,560          -         -           -          -             -
1 Metrotech Center North                -       1.09%        -      9.82%          -         -           -          -             -
Brooklyn, NY 11201

Gilbert de Botton*              4,108,268           -   524,534        -   1,430,949         -   2,022,462    337,537     1,135,418
12 St. Jame's Place                10.26%           -    31.24%        -      36.27%         -      92.51%     74.40%        50.32%
London SW1A INX
England

Dekko Foundation Inc.                   -      72,310         -         -          -         -           -          -             -
P.O. Box 548                            -       6.38%         -         -          -         -           -          -             -
Kendallville, IN 46755

Donaldson, Lufkin &                     -           -    26,694     3,260     93,754    19,068       1,483          -         5,093
  Jenerette Securities                  -           -     1.59%     7.02%      2.38%    15.89%       0.07%          -         0.23%
  Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303

Fayez Sarofim & Co.                 8,528           -    45,351        -          -         -           -     146,129            -
Two Houston Center                  0.02%           -     2.70%        -          -         -           -      32.21%            -
Suite 2907
Houston, TX 77010




                                  ASIAN CAP.   GAMERICA
                                   CLASS A     CLASS A        TOTAL
                                   -------     -------        -----

Alex Brown & Sons                         -           -        286,154
P.O. Box 1346                             -           -          0.54%
Baltimore, MD 21203

Bear Stearns Securities Corp.             -           -         16,875
1 Metrotech Center North                  -           -          0.03%
Brooklyn, NY 11201

Gilbert de Botton*                  472,563     220,046     10,251,778
12 St. Jame's Place                  67.80%      95.72%         19.42%
London SW1A INX
England

Dekko Foundation Inc.                     -           -         72,310
P.O. Box 548                              -                      0.14%
Kendallville, IN 46755

Donaldson, Lufkin &                   1,933           -        151,285
  Jenerette Securities                0.28%           -          0.29%
  Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303

Fayez Sarofim & Co.                       -           -        200,008
Two Houston Center                        -           -          0.38%
Suite 2907
Houston, TX 77010

----------

     * All shares indicated as owned beneficially by Mr. Gilbert de Botton, President and Director of the Company, are owned of record by clients, or custodians or nominees for clients, of GAM and its affiliates, or by employee benefit plans for the benefit of employees of GAM and its affiliates. Entities controlled by Global Asset Management Ltd. may be deemed to have investment or voting power over such shares. Mr. de Botton is the Chairman of Global Asset Management Ltd. and may be a potential beneficiary of a discretionary trust which indirectly owns approximately 70% of the voting securities of Global Asset Management Ltd. As a result, Mr. de Botton may be deemed to have shared voting or investment power over such shares. Mr. de Botton disclaims beneficial ownership of such shares.

                                       -19-


                                  INTER-      INTER-
                                 NATIONAL    NATIONAL    GLOBAL    GLOBAL   PAC BASIN
                                 CLASS A      CLASS D    CLASS A   CLASS D   CLASS A
                                 -------      -------    -------   -------   -------



Gordon P. Getty                  74,668          -        133          -    120,473
Family Trust                      0.19%          -       0.01%         -      3.05%
600 New Hampshire
Suite 953
Washington, D.C. 20037

Esmond Harnsworth                51,702          -          -          -     69,237
359 Beacon Street                 0.13%          -          -          -      1.76%
Boston, MA 02110

Long Island University                -          -          -          -      87,695
University Center                     -          -          -          -       2.22%
Brookville, NY 11548

Resources Trust Co.                   -          -          -       2,852          -
FBO HIRA L. Kenna IRA                 -          -          -       6.14%          -
P. O. Box 5900
Denver, CO 80217

S. Klein Decl. Trust             18,271          -     16,173          -      29,810
c/o Rothschild Bank AG            0.05%          -      0.96%          -       0.76%
Zollikerstrasse 181
8034 Zurich
Switzerland

Neil McConnell Foundation       17.239           -      31,144          -     22,403
c/o Bankers Trust Company        0.76%           -       1.38%          -      0.99%
130 Liberty Street - 17th Floor
New York, NY 10006

Steven Read                     48,490           -         -           -     61,083
2000 Fifth Street                0.12%           -         -           -      1.55%
Berkeley, CA 94710

Prudential Securities               -           -         -        3,658         -
FBO Harvey B. Rosenberg             -           -         -        7.87%         -
  IRA
516 Hupp Cross
Bloomfield, MI 48301




                                                               NORTH        JAPAN
                                  PAC BASIN   EUROPE          AMERICA      CAPITAL     ASIAN CAP.  GAMERICA
                                   CLASS D    CLASS A         CLASS A      CLASS A     CLASS A     CLASS A  TOTAL
                                   -------    -------         -------      -------     -------     -------  -----

Gordon P. Getty                     -         208,370              -        130,818       -           -      534,462
Family Trust                        -           9.53%              -          5.80%       -           -        1.01%
600 New Hampshire
Suite 953
Washington, D.C. 20037

Esmond Harnsworth                   -         170,798         41,185         25,073       -      17,172      375,167
359 Beacon Street                   -           7.81%          9.08%          1.11%       -       7.47%        0.71%
Boston, MA 02110

Long Island University              -         147,344              -              -       -           -      235,039
University Center                   -           6.74%              -              -       -           -        0.45%
Brookville, NY 11548

Resources Trust Co.                 -               -              -              -       -           -        2,852
FBO HIRA L. Kenna IRA               -               -              -              -       -           -        0.01%
P. O. Box 5900
Denver, CO 80217

S. Klein Decl. Trust                -          55,540         24,048         10,328       -      17,818      171,988
c/o Rothschild Bank AG              -           2.54%          5.30%          0.46%      -        7.75%        0.33%
Zollikerstrasse 181
8034 Zurich
Switzerland

Neil McConnell Foundation           -          46,947        15,094          10,167      -      18,236      161,230
c/o Bankers Trust Company           -           2.08%         0.67%           0.45%      -       7.93%        0.31%
130 Liberty Street - 17th Floor
New York, NY 10006

Steven Read                         -         128,745            -           28,335       -           -      266,653
2000 Fifth Street                   -           5.89%            -            1.26%       -           -        0.51%
Berkeley, CA 94710

Prudential Securities               -               -             -               -       -           -        3,658
FBO Harvey B. Rosenberg             -               -             -               -       -           -        0.01%
  IRA
516 Hupp Cross
Bloomfield, MI 48301

                                      -20-

                                  INTER-      INTER-
                                 NATIONAL    NATIONAL    GLOBAL    GLOBAL   PAC BASIN
                                 CLASS A      CLASS D    CLASS A   CLASS D   CLASS A
                                 -------      -------    ------    -------   -------

Royal Life Insurance                2,700        538        -     17,672          -
  International LTD                 0.12%      0.05%        -     38.04%          -
Royal Court, Castletown
Isle of Man, British Isles

Richard C. and Pauline Z.               -          -        -      3,726          -
  Schultz                               -          -        -      8.02%          -
21150 N. Middleton Drive
Kildeer, IL 60047

Charles Schwab & Co.           10,425,004          -  120,329          -  1,451,086
101 Montgomery Street              26.03%          -    7.17%          -     36.78%
San Francisco, CA 94104

Jan I. Shrem                       18,452          -   24,872          -     37,217
1060 Dunaweal Lane                  0.05%          -    1.48%          -      0.94%
Calistoga, CA 94515

Tword C. Family                         -     60,037        -          -          -
  Partnership LP                        -      5.30%        -          -          -
210 E. Capital, Suite 1525
Jackson, MS 39201

Key Trust Co. of Ohio, Custodian        -          -        -          -          -
University Orthopedic Assoc             -          -        -          -          -
  Pension Plan
127 Public Square - 14th Floor
Cleveland, OH 44114

All officers and                4,108,268          -  524,534          -  1,430,949
directors*                         10.26%          -   31.24%          -     36.27%



                                                          NORTH     JAPAN
                                   PAC BASIN   EUROPE    AMERICA   CAPITAL     ASIAN CAP.  GAMERICA
                                    CLASS D   CLASS A    CLASS A   CLASS A       CLASS A   CLASS A        TOTAL
                                    -------   -------    -------   -------       -------   -------        -----

Royal Life Insurance                     -          -        -              -          -           -       20,910
  International LTD                      -          -        -              -          -           -        0.04%
Royal Court, Castletown
Isle of Man, British Isles

Richard C. and Pauline Z.                -          -        -              -          -           -        3,726
  Schultz                                -          -        -              -          -           -        0.01%
21150 N. Middleton Drive
Kildeer, IL 60047

Charles Schwab & Co.                     -    633,495    3,600         72,450      5,698       3,457   12,145,119
101 Montgomery Street                    -      2.90%    0.79%          3.21%      0.82%       1.50%       23.01%
San Francisco, CA 94104

Jan I. Shrem                             -     87,913   23,062         19,934          -      24,321      235,771
1060 Dunaweal Lane                       -      4.02%    5.08%          0.88%          -      10.58%        0.45%
Calistoga, CA 94515

Tword C. Family                          -          -        -              -          -           -       60,037
  Partnership LP                         -          -        -              -          -           -        0.11%
210 E. Capital, Suite 1525
Jackson, MS 39201

Key Trust Co. of Ohio, Custodian    89,737          -        -              -          -           -       89,737
University Orthopedic Assoc         74.80%          -        -              -          -           -        0.17%
  Pension Plan
127 Public Square - 14th Floor
Cleveland, OH 44114

All officers and                         -  2,022,462  337,537      1,135,418    472,563     220,046   10,251,778
directors*                               -     92.51%   74.40%         50.32%     67.80%      95.72%       19.42%

----------

* Includes shares which may be deemed to be owned beneficially by Mr. de Botton as described in footnoted 1 above.

CHANGE OF NAME

     On February 18, 1986, the Company changed its name from GAM International, Inc. to GAM Funds, Inc.



                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY CONTRACTS



     The Amended and Restated Investment Advisory Contract dated April 14, 1994 (the "GAM Contract") between the Company and GAM, as amended, was last approved by the Board of Directors (including a majority of the Directors who were not parties to the GAM Contract or interested persons of any such party) on behalf of each Fund on October 24, 1996 and by the shareholders of each Fund (other than GAM Japan Capital Fund, GAMerica Capital Fund and GAM Asian Capital Fund) on April 14, 1994. The investment advisory agreement dated June 29, 1990 between the Company and Sarofim (the "Sarofim Contract") was last approved by the Board of Directors, including a majority of the Directors who are not parties to the Sarofim Contract or interested persons of any such party, on October 24, 1996 and by the shareholders of GAM North America Fund on April 14, 1994. The GAM Contract and the Sarofim Contract will each continue in effect until December 31, 1997, and from year to year thereafter if approved annually by the Board of Directors or by the vote of a majority of the outstanding shares of each Fund (as defined in the Act) and, in either event, by the approval of a majority of those Directors who are not parties to the GAM Contract or the Sarofim Contract or interested persons of any such party.




     The GAM Contract requires GAM to conduct and maintain a continuous review of each Fund's portfolio and to make all investment decisions regarding purchases and sales of portfolio securities and brokerage allocation for each Fund other than GAM North America Fund. The Sarofim Contract requires Sarofim to provide the same services to GAM North America Fund. Sarofim commenced providing investment advisory services to GAM North America Fund on June 29, 1990.


     No Investment Adviser will be required to furnish any overhead facilities for the Funds, including daily pricing facilities. Although such expenses are paid by most investment advisers of other investment companies, these expenses and all other operating expenses will be borne directly by the Funds. GAM will render its services to each Fund from outside the United States.


     The GAM Contract and the Sarofim Contract (the "Contracts") each provides that the Investment Advisers will select brokers and dealers for execution of each Fund's portfolio transactions consistent with the Company's brokerage policy (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policy incidentally may help reduce the expenses of or otherwise benefit the other investment advisory clients of the Investment Advisers or their affiliates, as well as the Funds, the value of such services is indeterminable and the Investment Advisers' fees are not reduced by any offset arrangement by reason thereof.

     Each of the Contracts provides that the Investment Advisers shall have no liability to the Company or to any shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by an Investment Adviser of its duties under such Contracts or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of a Fund's assets maintained with custodians or securities depositories in foreign countries or from any political acts of any foreign governments to which such assets might be exposed, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Investment Adviser's part or reckless disregard of its duties under the Contract.

     Each Contract will terminate automatically in the event of its assignment, as such term is defined under the Act, and may be terminated by each Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Directors of the Company or by vote of a majority of the outstanding shares of a Fund (as defined in the Act).

     The Company acknowledges that it has obtained its corporate name by consent of GAM and agrees that if (i) GAM should cease to be the Company's investment adviser or (ii) Global Asset Management Ltd. should cease to own a majority equity interest in GAM, the Company, upon request of GAM, shall submit to its shareholders for their vote a proposal to delete the initials "GAM" from its name and cease to use the name "GAM Funds, Inc." or any other name using or derived from "GAM" or "Global Asset Management," any component thereof or any name deceptively similar thereto, and indicate on all letterheads and other promotional material that GAM is no longer the Company's investment adviser. If GAM makes such request because Global Asset Management Ltd. no longer owns a majority equity interest in GAM, the question of continuing the GAM Contract must be submitted to a vote of the Company's shareholders. The Company has agreed that GAM or any of its successors or assigns may use or permit the use of the names "Global Asset Management" and "GAM" or any component or combination thereof in connection with any entity or business, whether or not the same directly or indirectly competes or conflicts with the Company and its business in any manner.

ADVISORY FEES


     For its services to the Funds, GAM receives a quarterly fee of 0.25% of the average daily net assets of each of GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM Asian Capital Fund, GAMerica Capital Fund and GAM Europe Fund during the quarter preceding each payment; and GAM and Sarofim each receives a quarterly fee equal to 0.125% of the average daily net assets of GAM North America Fund. In each case the aggregate advisory fees are equivalent to an annual fee of 1.0% of the average daily net assets of each Fund during the year. The level of advisory fees paid by each Fund is higher than the rate of advisory fee paid by most registered investment companies. The actual advisory fee paid by each Fund during the fiscal years ended December 31, 1995, 1994 and 1993 are set forth below:




          INTER-                    PACIFIC                  NORTH       JAPAN      GAMERICA      ASIAN
         NATIONAL      GLOBAL        BASIN      EUROPE      AMERICA     CAPITAL      CAPITAL     CAPITAL
         --------      ------        -----      ------      -------     -------      -------     -------

1995   $3,085,111     $208,022     $414,221     $203,030     $38,934     $57,489    $16,082      $28,041
1994   $1,239,629     $241,333     $461,985     $237,793     $20,883     $31,606         NA           NA
1993     $456,683     $223,863     $291,724     $130,608     $69,370          NA         NA           NA


     In the event that a Fund's annual expenses for all purposes (including the investment advisory fee), except taxes, brokerage fees and commissions, distribution expenses and (with the consent of the state securities administrators where necessary) extraordinary expenses such as litigation, exceed the limits prescribed by any state in which the Fund's shares are qualified for sale, the amount of the fee payable by the Fund to the Investment Advisers will be reduced by the amount of any such excess. Currently, the most restrictive limitation applicable to the Funds limit each Fund's expenses (other than those referred to above, subcustodian costs, certain legal expenses and one-half of the investment advisory fees) to 2.5% of the first $30,000,000 of each Fund's average month-end net asset value, 2.0% of the next $70,000,000 of each Fund's average month-end net asset value, and 1.5% of the remainder.

     Expenses incurred in connection with each Fund's organization, initial registration and initial offering under Federal and state securities laws, including printing, legal and registration fees, and the period over which such expenses are amortized, are set forth below (except for the expenses of GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Europe Fund and GAM North American Fund, which have been fully amortized):


                                      Japan           GAMerica          Asian
                                      Capital         Capital           Capital
                                      -------         -------           -------

Organizational Expenses               $34,166         $30,036           $30,036
Amortized over 5 years beginning      7/1/94          5/12/95           5/12/95



     The expense ratio of each Fund may be higher than that of most registered investment companies since the cost of maintaining the custody of foreign securities is higher than that for most domestic funds and the rate of advisory fees paid by the Funds exceeds that of most registered investment companies.

INVESTMENT ADVISERS


     All of the Investment Advisers are registered under the United States Investment Advisers Act of 1940, as amended. GAM is controlled by and under common control with other investment advisers (as described below) which have substantial experience managing foreign mutual funds and which have aggregate assets under management of approximately $8.5 billion. Sarofim has aggregate assets under management of approximately $30 billion.


     The Directors of GAM and their principal occupations are as follows:

           Name and
      Position Held with
      Investment Adviser                  Principal Occupation(s)
      ------------------                  -----------------------

Gilbert de Botton.............. See "Management of the Company" above.
         Director

Nicholas J. Eeley.............  Director, Global Asset Management Limited.
         Director

Count Ulric von Rosen.........  President,  Bonnier Medical  Division of Bonnier
         Director               Medical Group, Sweden.

Paul S. Kirkby................  Investment  Director,  Global Asset  Management
         Director               (H.K.) Ltd.

David J. Miller...............  Finance   Director,   Global  Asset  Management
         Director               (U.K.) Ltd.

Alan McFarlane................   Managing Director (Institutional), Global Asset
         Director                Management Ltd., investment adviser.

Denis G. Raeburn..............   Managing Director, Global Asset Management Ltd.
         Director                and  Global  Asset   Management   (U.K.)  Ltd.,
                                 holding company.


Gordon Grender ...............   Investment manager.
         Director




     GAM is a wholly-owned subsidiary of Global Asset Management (U.K.) Limited,* a holding company. Global Asset Management Ltd.,** an investment adviser organized under the laws of Bermuda, controls the Investment Adviser through its wholly-owned subsidiaries, Greenpark Management N.V. and GAMAdmin B.V. (the latter of which is the direct parent of Global Asset Management (U.K.) Limited). Lorelock, S.A.,*** which is controlled directly by Metrolis Anstalt, a Lichtenstein company, and indirectly by a discretionary trust of which Mr. de Botton, a Director and President of the Fund, may be deemed to be a beneficiary, owns approximately 70% of the voting securities of Global Asset Management Ltd. St. James's Place Capital plc, an international, diversified financial services company, owns approximately 30% through its wholly-owned subsidiary J. Rothschild Investment Management Ltd. St. James's Place Capital plc controls, individually and collectively and directly and indirectly, a number of subsidiaries, which provide financial services and investment management services for various investment companies, among others, and which are involved internationally in various financial service businesses.


     The Directors and principal executive officers of Sarofim and their principal occupations are as follows:

     Fayez S. Sarofim      Chairman, Director and President, Sarofim

     Raye G. White         Executive Vice  President,  Secretary-Treasurer
                           and Director, Sarofim

     Ralph B. Thomas       Senior Vice President, Sarofim

     William K. McGee, Jr. Senior Vice President, Sarofim

----------

* Mr. de Botton, President and Director of the Company, is Chairman of Global Asset Management (U.K.) Limited.

** Mr. de Botton, President and Director of the Company, is Vice President and Director, and Ms. Meier, a Director of the Company, is President and Director of Global Asset Management Ltd.

***  Ms. Meier, a Director of the Company, is a Director of Lorelock, S.A.

     Russell M. Frankel    Senior Vice President, Sarofim

     Charles E. Sheedy     Senior Vice President, Sarofim

     Russell B. Hawkins    Senior Vice President, Sarofim


     A majority of the outstanding stock of Sarofim is owned by Fayez S. Sarofim. In addition, Mr. Sarofim is a director of Teledyne, Inc., Unitrin, Inc., Argonaut Group, Imperial Holly Corp., EXOR Group and MESA Inc., each of which is a publicly traded corporation with principal offices in the United States.




DISTRIBUTION OF SHARES

     The Company has entered into a distribution agreement (the "Distribution Agreement") with GAM Services Inc. ("GAM Services"), under which GAM Services has agreed to act as principal underwriter and to use reasonable efforts to distribute the Fund's shares. Pursuant to the Distribution Agreement, GAM Services receives the sales load on sales of the Funds' shares and reallows a portion of the sales load to brokers. GAM Services also receives the distribution fees payable pursuant to the Fund's Plan of Distribution for Class A and Class D Shares.




     GAM Services is controlled by Global Asset Management Ltd., which also controls GAM, and may be deemed to be controlled by St. James's Place Capital plc and a discretionary trust of which Gilbert de Botton, President and Director of the Company, may be a beneficiary. Kevin Blanchfield, Vice President, Assistant Secretary and Treasurer of the Company, is also Chief Operating Officer, Treasurer and a Director of GAM Services.


     The sales load will be waived in connection with sales of shares of the Funds to the classes of investors specified in the Prospectus under "Purchase of Shares -- Offering Price." GAM Services has waived the sales charge to such investors because of the efficiencies involved in sales of shares to those investors.

CUSTODIAN AND ADMINISTRATOR

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 ("Brown Brothers") serves as custodian of the Company's securities and cash and as its administrator. Brown Brothers also maintains certain records for the Company required by the Act and applicable Federal and state tax laws, keeps books of account, renders reports and statements, including financial statements, and disburses funds in payment of the Company's bills and obligations.

     Brown Brothers is reimbursed by the Company for its disbursements, expenses and charges (including counsel fees but excluding salaries and usual overhead expenses) incurred in connection with the foregoing services and receives a fee from the Company based on a fee schedule in effect from time to time (which is based on the net asset value of the Fund). The agreement provides for termination by either party on 60 days' written notice.

     Brown Brothers may from time to time enter into Subcustodian Agreements with foreign branches of United States banks or eligible foreign custodians pursuant to which portfolio securities and cash owned by the Company are held outside the United States in the custody of such foreign branches or eligible foreign custodians.

SHAREHOLDER SERVICE AND TRANSFER AGENT

     Chase Global Funds Service Company, P.O. Box 2798, Boston, Massachusetts 02208, serves as shareholder service agent, dividend-disbursing agent, transfer agent and registrar for the Funds. The Funds may also engage other entities to act as shareholder servicing agents and to perform subaccounting services as described under "Shareholder Servicing Agents" in the Prospectus.

LEGAL COUNSEL

     The law firm of Coudert Brothers, 1114 Avenue of the Americas, New York, New York 10036, is legal counsel for the Funds.

INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019-6013, are the independent accountants for the Company for the fiscal year ending December 31, 1996. In addition to reporting annually on the financial statements of each Fund, the Company's accountants will review certain filings of the Company with the Securities and Exchange Commission and will prepare the Company's Federal and state corporation tax returns.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Company ends on December 31. Shareholders of each Fund will be provided at least semi-annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by independent accountants.


                              BROKERAGE ALLOCATION

     The Contracts provide that the Investment Advisers shall be responsible for the selection of members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter collectively referred to as "brokers") for the execution of the portfolio transactions of each Fund and, when applicable, the negotiation of commissions in connection therewith. It should be noted that in transactions on stock exchanges in the United States, brokerage commissions are negotiated, whereas on certain foreign stock exchanges these commissions are fixed. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

     All recommendations, decisions and placements of each Fund's brokerage transactions shall be made in accordance with the following principles:

     Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are to be weighed by the Investment Advisers in determining the overall reasonableness of brokerage commissions.

     In selecting brokers for portfolio transactions, the Investment Advisers shall take into account their past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by a Fund.

     Each Investment Adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the Company and/or other accounts for which the Investment Adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. In reaching such determination, the Investment Advisers will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services.

     In demonstrating that such determinations were made in good faith, the Investment Advisers shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Company's brokerage policy; that commissions were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Company's policies: (i) that obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission; and (ii) that the quality, comprehensiveness and frequency of research studies which are provided for the Funds and the Investment Advisers are useful to each Investment Adviser in performing its advisory services under its Contract with the Company.

     Research services provided by brokers to the Funds or the Investment Advisers are considered by the Investment Advisers to be in addition to, and not in lieu of, services required to be performed by each Investment Adviser under its Contract with the Funds. Such research consists of that which brokerage houses customarily provide to institutional investors and includes statistical and economic data and research reports on particular companies and industries. Research furnished by brokers through whom the Funds effect securities transactions may be used by each Investment Adviser for any of its accounts, and not all such research may be used by the Investment Advisers for the Funds. When execution of portfolio transactions is allocated to brokers outside the United States and fixed brokerage commission rates are applicable, account may be taken of various services provided by the broker, including quotations for daily pricing of foreign securities held in the Funds' portfolios and trading desk services for the Funds.

     Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the judgment of the Investment Advisers, better prices and execution may be obtained on a commission basis or from other sources.


     Portfolio transactions executed by brokers which may be deemed to be affiliated with the Company will be in accordance with procedures adopted by the Company to ascertain that the brokerage commissions paid to such brokers are fair, reasonable, usual and customary compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. The Board of Directors of the Company will review these procedures at least annually and will determine at least quarterly that all brokerage commissions paid to such brokers during the preceding quarter were paid in compliance with such procedures.


     The amount of brokerage commissions paid by each Fund during the three fiscal years ended December 31, 1995 are set forth below:




          Inter-                   Pacific                   North       Japan     GAMerica       Asian
         national       Global     Basin       Europe       America     Capital     Capital      Capital
         --------       ------     -----       ------       -------     -------     -------      -------

1995     $706,834    $  51,949     $268,565       $149,546    $  3,906   $96,322      $6,336     $30,158
1994      614,271      209,240      165,154        120,013       2,304    41,233          NA          NA
1993      399,236      182,755      266,125         96,567      10,062        NA          NA          NA





                              FINANCIAL STATEMENTS


     The audited financial statements of each Fund for the fiscal year ended December 31, 1995 and the report of the Funds' independent auditors in connection therewith are included in the 1995 Annual Report to Shareholders and are incorporated by reference in this Statement of Additional Information.

                                   APPENDIX A

     Description of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") highest commercial paper and bond ratings:

PRIME-1 AND A-1 COMMERCIAL PAPER RATING

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet obligations.

     Commercial  paper  rated  A-1 by S&P  has  the  following  characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position in the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

C AND D BOND RATINGS

     Bonds rated C by Moody's are the lowest rated class of bonds and are judged by Moody's as having extremely poor prospects of ever attaining any real investment standing. Such issues are often in default and are considered highly speculative. Bonds rated D by S&P are issues as to which interest or principal payments are in default or in arrears.